UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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GEOKINETICS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Geokinetics Stockholder:

We cordially invite you to attend our 2010 Annual Meeting of Stockholders. The Annual Meeting will be held on Tuesday, April 27, 2010, beginning at 4:00 p.m. (Central Daylight Time) at the Hilton Westchase, 9999 Westheimer Road, Houston, Texas 77042.

At this year’s Annual Meeting, you will be asked to vote on the election of directors, approval of the adoption of the Geokinetics’ 2010 Stock Awards Plan, and the ratification of the appointment of UHY LLP as Geokinetics’ independent registered public accounting firm.

I urge you to vote for your Board’s recommendations. Your vote is important. I hope you will be able to attend the meeting, but if you cannot, please vote your proxy as soon as possible.

Very truly yours,

/s/ RICHARD F. MILES
Richard F. Miles
President and Chief Executive Officer

Houston, Texas
March 26, 2010

GEOKINETICS INC.

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS
April 27, 2010

Notice is hereby given that the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of Geokinetics Inc., a Delaware corporation (“Geokinetics” or “the Company”), will be held at the Hilton Westchase, 9999 Westheimer Road, Houston, Texas 77042, at 4:00 p.m. (Central Daylight Time) on Tuesday, April 27, 2010.

Only Geokinetics stockholders of record who owned shares of voting securities at the close of business on Tuesday, March 2, 2010 (the “Record Date”), are entitled to notice of and can vote at this Annual Meeting or any adjournment or postponement that may take place. At the Annual Meeting, you will be asked to take the following actions:

1.                 Elect nine directors to Geokinetics’ nine-member Board of Directors, each to hold office for a term of one year;

2.                 Vote on the approval of the adoption of the Geokinetics’ 2010 Stock Awards Plan; and

3.                 Vote on the approval of the appointment of UHY LLP as Geokinetics’ independent public accountants.

We will also transact such other business as may properly come before the meeting or any adjournment or postponement thereof.  The Board of Directors is not aware of any other matters to be presented at the Annual Meeting.

All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to complete, sign, date and return the enclosed proxy card as promptly as possible in the envelope enclosed for that purpose. Alternatively, you may submit your proxy by telephone or over the internet. If you attend the meeting, you may withdraw your proxy and vote in person by ballot.

By Order of the Board of Directors

/s/ WILLIAM L. MOLL, JR.
William L. Moll, Jr.
Corporate Secretary

Houston, Texas

March 26, 2010

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS’ MEETING TO BE HELD ON APRIL 27, 2010.

The proxy statement and annual report to security holders may be requested by calling 1-800-390-5530 or by email at corporatesecretary@geokinetics.com. They are also available at http://bnymellon.mobular.net/bnymellon/gok and the Company’s website at www.geokinetics.com under “Investor Relations”.  For the Board’s recommendations regarding the matters to be voted upon at the 2010 Annual Meeting, please refer to “Proposal 1 — Election of Directors,” “Proposal 2 — Approval of Adoption of Geokinetics’ 2010 Stock Awards Plan” and “Proposal 3 — Appointment of Independent Registered Public Accountants.”  For information on directions to attend the meeting and vote in person, please visit the Company’s website at www.geokinetics.com under “Investor Relations” and then under “2010 Annual Meeting of Stockholders”.

GEOKINETICS INC.

1500 CityWest Blvd., Suite 800

Houston, TX  77042

PROXY STATEMENT

2010 Annual Meeting of Stockholders
April 27, 2010

This Proxy Statement and the accompanying Notice of 2010 Annual Meeting of Stockholders (“Annual Meeting”) and proxy card are being furnished in connection with the solicitation by the Board of Directors (the “Board”) of Geokinetics Inc. of proxies to be voted at the 2010 Annual Meeting scheduled to be held at the time, place and for the purposes set forth in the Notice. This Proxy Statement and the enclosed proxy card are being mailed to stockholders beginning on or about March 29, 2010. A copy of Geokinetics’ Annual Report on Form 10-K for the fiscal year ended December 31, 2009, accompanies this Proxy Statement.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

1.                 Who can vote?

Stockholders holding shares of Geokinetics’ Common Stock, $0.01 par value (the “Common Stock”) and Series B Senior Convertible Preferred Stock, $10.00 par value (the “Series B Preferred Stock”) as of the close of business on March 2, 2010 (the “Record Date”), are entitled to receive notice of and to vote at the Annual Meeting, or any adjournments or postponements of the Annual Meeting. Stockholders have one vote for each share of Common Stock and fourteen and one-third (14.34) votes for each share of Series B Preferred Stock held as of the Record Date, which may be voted on each proposal presented at the Annual Meeting.

2.                 How many shares of Geokinetics voting securities were outstanding on the Record Date?

The outstanding voting securities of Geokinetics on the Record Date consisted of 17,657,655 shares of Geokinetics’ Common Stock and 4,160,888 shares of Common Stock issuable upon the conversion of 290,197 shares of the Series B Preferred Stock. The holders of the Common Stock and the Series B Preferred Stock vote together as a single class and not as separate classes. For information regarding holders of more than 5% of the outstanding voting securities of Geokinetics, see “Security Ownership of Certain Beneficial Owners and Management” on page 23.

3.                 How do I vote?

Every stockholder of record on the Record Date is entitled to one vote for each share of Common Stock held in his or her name and fourteen and one-third (14.34) votes for each share of Series B Preferred Stock on each proposal or item that comes before the meeting. If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.  A stockholder of record can vote in person at the Annual Meeting or by proxy in one of the following three ways:

1.      Mail: to vote by mail, sign, date and return your proxy card in the enclosed postage-paid envelope.

2.      Telephone: to vote by telephone, call 1-866-540-5760. Use any touch tone telephone to vote your proxy. You will need to provide the control number printed on your proxy card and follow the instructions on your proxy card and the voice prompts.

3.      Internet: to vote over the internet, access the website www.proxyvoting.com/gok. You will need to provide the control number printed on your proxy card and follow the instructions on your proxy card and the website.

If you vote by telephone or over the internet, do not return your proxy card.

If you change your mind on any issue, you may revoke your proxy at any time before the close of voting at the Annual Meeting. Any stockholder giving a proxy has the power to revoke the proxy at any time prior to its exercise by executing a subsequent proxy, by written notice to the Corporate Secretary of Geokinetics or by attending the meeting and withdrawing the proxy in person. All written notices of revocation or other communications with respect to the revocation of proxies should be addressed to: Geokinetics Inc., 1500 CityWest Blvd., Suite 800, Houston, Texas 77042; Attention: Corporate Secretary. Shares represented by a duly executed proxy received prior to the Annual Meeting will be voted in accordance with the instructions indicated on the proxy. If you properly sign and return your proxy card, but do not specify your choices, your shares will be voted by the proxy holders as specified by the Board.

4.                 How do I vote if my shares are held in street name?

If your shares of Common Stock are held in the name of your broker, a bank or other nominee, only your broker, bank or other nominee may execute a proxy and vote your shares. Please sign, date and promptly return the instruction card you received from your broker, bank or other nominee, in accordance with the instructions on the card. You may vote by the Internet or telephone if your bank or broker makes those methods available, in which case you can follow the instructions on the card. If you wish to vote your “street name” shares directly, you will need to obtain a document known as a “legal proxy” from your broker, bank or other nominee. Please contact your broker, bank or other nominee if you wish to do so.

If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of Directors (Proposal 1 of this Proxy Statement). In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of Directors, your bank or broker was allowed to vote those shares on your behalf in the election of Directors as they felt appropriate.  Recent changes to the NYSE Amex and SEC regulations were made to eliminate the ability of your bank or broker to vote your uninstructed shares in the election of Directors on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of Directors, no votes will be cast on your behalf. In addition, your bank or broker may not vote your uninstructed shares for the adoption of the Geokinetics 2010 Stock Awards Plan (Proposal 2 of this Proxy Statement). Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 3 of this Proxy Statement).

If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.

5.                 Do I have to vote?

No. However, we strongly urge you to vote. You may vote “FOR” or “AGAINST” or “ABSTAIN” from voting for all, some or none of Geokinetics’ director nominees, the approval of the adoption of the Geokinetics’ 2010 Stock Awards Plan and appointment of the independent registered accounting firm.

Abstentions will be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of votes cast with respect to a proposal. Thus, abstentions will have the same effect as a vote against a proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be considered present at the Annual Meeting for a proposal so a broker non-vote will have the practical effect of reducing the number of affirmative votes required to achieve a majority vote by reducing the total number of shares from which a majority is calculated.  A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on one or more proposals because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

6.                 What is a “quorum?”

A “quorum” is a majority of the aggregate voting power of the outstanding voting securities and its presence is required to hold the Annual Meeting. A quorum is determined by counting the votes represented by all outstanding voting securities present in person at the Annual Meeting or represented by proxy. If you submit a properly executed proxy, you will be considered part of the quorum even if you abstain from voting. Stockholders representing more than a majority of the voting securities entitled to vote on the Record Date must be present or represented by proxy to constitute a quorum.

7.                 How can I view the stockholder list?

A complete list of stockholders entitled to vote at the Annual Meeting will be available to view during the Annual Meeting. You may review this list at Geokinetics’ corporate offices at 1500 CityWest Blvd., Suite 800, Houston, Texas 77042 during ordinary business hours for a period of ten (10) calendar days before the Annual Meeting.

8.                 How many votes must each proposal receive to be adopted?

Directors are elected by a majority vote of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote.  The number of votes cast for a nominee’s election must exceed the number of votes cast against and abstentions on such nominee’s election in order for the nominee to be elected to the Board of Directors.  The affirmative vote of the holders of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the adoption of the Geokinetics’ 2010 Stock Awards Plan and the appointment of the independent registered accounting firm.

9.      What happens if a proposal is not approved at the Annual Meeting?

If the votes for a director nominee are less than the sum of the votes against the nominee and abstentions, the director nominee will not be elected to the board of directors.  If the votes for the approval of the adoption of the Geokinetics’ 2010 Stock Awards Plan are less than the sum of the votes against such proposal and abstentions, the Plan will not be approved.  If the votes for the approval of UHY as the Company’s auditors are less than the sum of the votes against the proposal and abstentions, the audit committee will re-consider its selection.  Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the audit committee believes that such a change would be in the best interest of the Company and stockholders.

10.          How are votes counted?

Votes are counted in accordance with Geokinetics’ Bylaws and Delaware law. If a stockholder returns an executed proxy card but does not indicate how his or her shares are to be voted, the shares covered by such proxy card will be included in determining if there is a quorum and will also be counted as votes “FOR” the election of Geokinetics’ board nominees, the approval of the adoption of the Geokinetics 2010 Stock Awards Plan and the appointment of the independent registered accounting firm. Shares will not be voted at the Annual Meeting if no properly executed proxy card covering those shares has been returned and the holder does not cast votes with respect to those shares in person at the Annual Meeting. A broker non-vote will not be counted in determining the election of directors, the approval of the adoption of the Geokinetics 2010 Stock Awards Plan or appointment of the independent registered accounting firm.

11.          Who will count the votes?

A representative of Geokinetics’ Office of the Corporate Secretary will count the votes and serve as the Inspector of Election. The Inspector of Election shall have the authority to receive, inspect, electronically tally and determine the validity of the proxies received.

12.          What happens if I do not specify a choice for a proposal when returning a proxy?

You should specify your choice for each proposal on the proxy card. If no instructions are given, proxy cards that are signed and returned will be voted “FOR” the election of all director nominees, the approval of the adoption of the Geokinetics 2010 Stock Awards Plan and the appointment of the independent registered accounting firm.

13.          What happens if other matters come up at the Annual Meeting?

The matters described in the notice of Annual Meeting are the only matters the Company is aware of that will be voted on at the Annual Meeting.  If any other matters are submitted at the meeting, the persons appointed as proxies will have the authority to vote your shares for or against such proposal in their discretion.

14.          Who pays for the proxy solicitation related to the Annual Meeting?

The cost of soliciting proxies will be borne by Geokinetics. In addition to the solicitation by mail, the directors and certain regular employees of Geokinetics may solicit proxies by telephone, telecopy or in person. Such persons will not receive any fees or other compensation for such solicitation. No specially engaged employees or solicitors will be retained by Geokinetics for proxy solicitation purposes. Geokinetics may request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse such persons for forwarding this material.

15.          How can I obtain a copy of the Annual Report on Form 10-K?

Pursuant to rules promulgated by the Securities and Exchange Commission (SEC), the Company has elected to provide access to the Company’s proxy materials (including a copy of the Company’s 2009 Annual Report on Form 10-K) both by sending stockholders the full set of proxy materials, including a proxy card, and by notifying stockholders of the availability of the proxy material on the Internet.

If you did not receive a copy of the proxy materials, you may obtain one free of charge by writing or calling Corporate Secretary, at Geokinetics Inc., 1500 CityWest Blvd., Suite 800, Houston, Texas 77042, telephone (713) 850-7600 or (800) 390-5530, facsimile (713) 850-7330, or by email at corporatesecretary@geokinetics.com.  Additionally, the Annual Report on Form 10-K is available on the internet at http://bnymellon.mobular.net/bnymellon/gok and on the Company’s website at www.geokinetics.com under “Investor Relations” and then under “2010 Annual Meeting of Stockholders.”

16.          If I want to submit a stockholder proposal for the 2011 Annual Meeting, when is it due?

Any proposal or proposals by a stockholder intended to be included in the proxy statement and form of proxy relating to the 2011 Annual Meeting of Stockholders must be received by Geokinetics no later than 120 days before the anniversary of mailing date, for the meeting scheduled to be held in April 2011, pursuant to the proxy solicitation rules of the Securities and Exchange Commission.  However, if the date of the 2011 Annual Meeting is changed by more than 30 days from the scheduled date, then the deadline will be a reasonable time before Geokinetics begins to print and mail the 2011 proxy materials. Your proposals should be sent by certified mail, return receipt requested, to Corporate Secretary, Geokinetics Inc., 1500 CityWest Blvd., Suite 800, Houston, Texas 77042. Geokinetics is not required to include in its proxy statement and proxy card relating to the 2011 Annual Meeting of Stockholders any stockholder proposal which may be omitted from the proxy materials pursuant to applicable regulations of the Securities and Exchange Commission in effect at the time such proposal is received.

The persons named in our form of proxy for the 2011 Annual Meeting will have discretionary authority to vote any proxies they hold at such meeting on any matter for which we do not receive notice by 45 days before the anniversary of mailing date, unless we change the date of the 2011 Annual Meeting of Stockholders by more than 30 days from the date of the 2010 Annual Meeting of Stockholders, in which case such persons will be able to exercise discretionary authority if notice of the matter has not been received in a reasonable time before we mail our proxy materials for the 2011 Annual Meeting of Stockholders.

If the date of the 2011 Annual Meeting of Stockholders is advanced or delayed by more than 30 calendar days from the date of the 2010 Annual Meeting, we shall, in a timely manner, inform stockholders of such change, by including a notice under Item 5 in our earliest possible quarterly report on Form 10-Q. The notice will include the new deadline for submitting proposals to be included in our proxy statement and the new date for determining whether we may exercise discretionary voting authority because it has not received timely notice of a matter.

In order to avoid controversy as to the date on which we receive any such proposal, it is suggested that stockholders submit their proposals by certified mail, return receipt requested, or other means that permit them to prove the date of delivery.  Notices of intention to present proposals at the 2011Annual Meeting should be addressed to Corporate Secretary, Geokinetics Inc., 1500 CityWest Blvd., Suite 800, Houston, Texas 77042.

PROPOSAL 1—ELECTION OF DIRECTORS

Information about the Board of Directors and Committees

You will have the opportunity to elect Geokinetics’ entire Board of Directors at the Annual Meeting. All of the incumbent directors are standing for re-election. Pursuant to Geokinetics’ Bylaws, the Board has determined that the Board will consist of nine directors and has nominated the nine persons named below for election as directors at the Annual Meeting. Each nominee has consented to being named as a nominee for election as a director and has agreed to serve as a director if elected. All directors are elected annually and serve one-year terms or until a successor has been duly elected and shall qualify.

The Board of Directors recommends that you vote “FOR” the election of each of the nominees named below.

Director Nominees

Set forth below are the names, ages and positions of the nominees for directors. Seven of the Company’s directors named below were elected at the 2009 Annual Meeting of Stockholders for a term of one year or until his successor was elected. Two of the Company’s directors named below, Mr. Gottfred Langseth and Mr. Anthony Tripodo, were appointed by the Board of Directors on March 22, 2010 for a term ending at the Annual Meeting of Stockholders.  Each of the Company’s incumbent directors named is being nominated at the Annual Meeting of Stockholders to serve on Geokinetics’ Board of Directors for additional one year terms or until his successor is elected.

On December 3, 2009, Geokinetics entered into a definitive purchase agreement with Petroleum Geo-Services ASA (“PGS”) under which Geokinetics acquired the onshore seismic data acquisition and multi-client data library business of PGS.  The transaction closed on February 12, 2010.  Pursuant to the terms of the purchase agreement, Geokinetics was obligated to cause two individuals designated by PGS to be appointed as members of Geokinetics’ Board of Directors (the “PGS nominees”).  Mr. Langseth and Mr. Tripodo are the PGS nominees.

Name	Age	Position with Geokinetics	Director Since
William R. Ziegler	67	Chairman (non-executive) and Director	1997
Richard F. Miles	61	President, Chief Executive Officer and Director	2007
Christopher M. Harte	62	Director	1997
Steven A. Webster	58	Director	1997
Gary M. Pittman	46	Director	2006
Robert L. Cabes, Jr.	40	Director	2006
Christopher D. Strong	51	Director	2007
Gottfred Langseth	43	Director	2010
Anthony Tripodo	57	Director	2010

There are no family relationships among any of the director nominees or between such nominees and any executive officers of Geokinetics.

William R. Ziegler, age 67, has served as a member of the Board of Directors since August 1, 1997 and has served as the Chairman (non-executive) since February 2, 1999. Since January 2001, Mr. Ziegler has been of counsel at the law firm of Satterlee Stephens Burke & Burke, LLP, located in New York, NY.  Mr. Ziegler is currently a private investor, a General Partner of Somerset Capital Partners and a director of several corporations.  Mr. Ziegler’s legal background, board and corporate governance experience, and familiarity with the seismic industry are beneficial to the Board and his duties as Chairman.

Richard F. Miles, age 61, has served as the President and Chief Executive Officer since August 15, 2007.  Prior to that, Mr. Miles was Chief Operating Officer since March 5, 2007.  Prior to joining the Company in September 2006 as President — International Operations, Mr. Miles served as President and Chief Executive Officer of Grant Geophysical, Inc. since January 2001. During the period 1990 to 2000, he was employed by Tech-Sym Corporation primarily as President and Chief Executive Officer of its subsidiary Syntron Inc. but also within that same period, he was Chief Executive Officer and Director of GeoScience Corporation, Chairman of CogniSeis, Syntron and Symtronix, all subsidiaries of Tech-Sym Corporation. Prior to that, he was Manager of North and South America

Marine and Worldwide Marine Support for Halliburton Geophysical Services. From 1984 to 1988, he was General Manager at Geosource Marine, Inc. and from 1966 to 1984, he held a variety of positions with Geophysical Service, Inc. with increasing responsibilities.  Mr. Miles has over 40 years of experience in the seismic services industry and, as President and CEO of the Company, Mr. Miles brings important knowledge of the Company’s operations to Board discussions.

Christopher M. Harte, age 62, has served as a member of the Board of Directors since August 1, 1997.  He was publisher of the Minneapolis Star Tribune from 2007 to 2009 and has been a private investor for more than the past five years.  He is a director of Harte Hanks, Inc. (a direct marketing and shopper publishing company).  Mr. Harte’s experience as a chief executive officer, his experience in marketing and public policy, and his public company director experience are beneficial to the Board.

Steven A. Webster, age 58, has served as a member of the Board of Directors since August 1, 1997. Since co-founding the firm in July 2005, Mr. Webster has served as Co-Managing Partner of Avista Capital Partners, Inc., which makes private equity investments in energy, healthcare and media. Mr. Webster serves as Chairman of Carrizo Oil & Gas, Inc. and Basic Energy Services, Inc. He also serves on the boards of Seacor Holdings and Hercules Offshore, Inc.  Mr. Webster serves as Trust Manager of Camden Property Trust. He is also a General Partner of Somerset Capital Partners. From 2000 to 2005, Mr. Webster served as Chairman of Global Energy Partners, an affiliate of Credit Suisse. He was a founder and served as Chief Executive Officer of Falcon Drilling Company, Inc. and its successor, R&B Falcon Corporation from January 1988 to June 1999. Mr. Webster’s extensive financial, analytical and investment banking experiences are useful to the Board, as is his experience as a Board chairman, director and senior executive of multiple publicly traded oilfield service companies and oil and gas exploration companies, our customers.

Gary M. Pittman, age 46, has been a private investor for more than the past five years and has served as a member of the Board of Directors since March 8, 2006. From 1987 to 1995, Mr. Pittman was Vice President of the Energy Recovery Fund, a $180 million private equity fund focused on the energy industry. Mr. Pittman is a director and Chairman of PostRock Energy, a natural gas exploration and production and interstate pipeline company.  Mr. Pittman has served as a Director of Quest Energy, an E&P MLP; Director and Compensation Committee Chair of Flotek Industries, an oilfield service company; Director and Audit Committee member of Czar Resources, Ltd., a public Canadian exploration and production company; Secretary, Vice President and Director of Sub Sea International, an offshore robotics and diving company; and owned and operated an oil and gas production and gas gathering company in Montana. Mr. Pittman’s energy industry and public company governance experience are beneficial to the Board as Geokinetics continues to grow and manage its business as a public company.

Robert L. Cabes, Jr., age 40, has served as a member of the Board of Directors since November 2, 2006. Mr. Cabes has been a Partner of Avista Capital Holdings, L.P., a private equity firm focused on investments in the energy, healthcare and media sectors, since June 2005. From April 2001 to June 2005, Mr. Cabes served as Principal of Global Energy Partners, or GEP, a specialty group within Credit Suisse’s asset management business that made investments in energy companies. Mr. Cabes currently serves as a Director of Spartan Offshore Drilling; ACP II Marcellus; Celtique Energie, Limited; Hansa Hydrocarbons; Laramie Energy; Laredo Energy; Manti Exploration; Pinnacle Gas Resources, Inc. and Royal Offshore.  Prior to joining GEP, Mr. Cabes was with Credit Suisse’s and Donaldson, Lufkin and Jenrette’s Investment Banking Division (prior to its acquisition by Credit Suisse in 2000) where he worked on debt and equity securities underwriting and mergers and acquisitions for energy companies. Before joining Donaldson, Lufkin and Jenrette, Mr. Cabes spent six years with Prudential Securities in its energy corporate finance group in Houston and New York. Mr. Cabes holds a B.B.A. from Southern Methodist University and is a CFA charterholder. Mr. Cabes brings to the Board financial and analytical expertise in the energy sector, including experience as a director of numerous oilfield services companies.

Christopher D. Strong, age 51, has served as a member of the Board of Directors since May 15, 2007. Mr. Strong is the President and Chief Executive Officer of Union Drilling, Inc., an operator of land-based drilling rigs based in Fort Worth, TX, and has served in that capacity since April 2004. From June 1, 2003 to April 1, 2004, Mr. Strong served as Union Drilling’s President and Treasurer. From May 1999 to June 1, 2003, he served as Union Drilling’s Vice President and Chief Financial Officer. Mr. Strong has over 15 years experience in the oil and natural gas industry. From 1994 until he joined Union, he served in various capacities at Hvide Marine, a marine oilfield service company, most recently as Vice President-Finance and Treasurer. From 1990 through 1994, Mr. Strong was Treasurer of Port Everglades, a seaport with one of the largest non-refinery petroleum tank farms in the country. Mr. Strong also served as an officer in the U.S. Navy. Mr. Strong’s oil and gas industry experience and position as

President and Chief Executive Officer of Union Drilling provide him with insight into the domestic E&P industry, which is beneficial to the Board.  Additionally, Mr. Strong brings financial and accounting expertise to the Board, having previously served in various finance and treasury positions including as a chief financial officer.

Gottfred Langseth, age 43, has served as a member of the Board of Directors since March 22, 2010.  Mr. Langseth is the Executive Vice President and Chief Financial Officer of Petroleum Geo-Services ASA since as of January 1, 2004. Before joining PGS, he was Chief Financial Officer at the information technology company Ementor ASA from 2000 to 2003 and was Senior Vice President of Finance and Control at the offshore construction company Aker Maritime ASA from 1997 to 2000. He served with Arthur Andersen Norway from 1991 to 1997, qualifying as a Norwegian state authorized Public Accountant in 1993. Mr. Langseth brings to the Board experience in the seismic industry, as well as financial and international experience in his role as Chief Financial Officer of PGS.

Anthony Tripodo, age 57, has served as a member of the Board of Directors since March 22, 2010.   Mr. Tripodo joined Helix Energy Solutions Group as Executive Vice President and Chief Financial Officer in June 2008, having served on its Board of Directors since February 2003. From 2007 to 2008, he served as Executive Vice President & Chief Financial Officer of Tesco Corporation, a technology based oilfield services company.  From 2003 to 2007, he served as Managing Director of Arch Creek Advisors LLC, a Houston based investment banking firm. From 1997 to 2003, Mr. Tripodo was Executive Vice President of Veritas DGC, Inc., an international oilfield service company specializing in geophysical services. Previously, Mr. Tripodo served 16 years in various executive capacities with Baker Hughes, including serving as Chief Financial Officer of both the Baker Performance Chemicals and the Baker Oil Tools divisions. Mr. Tripodo also served as a director of Petroleum Geo-Services, a Norwegian based oilfield services company specializing in geophysical services, Vetco International Ltd., a London based oilfield services company and TXCO Resources, an independent oil and gas exploration company.  Mr. Tripodo brings to the Board many years of experience both as an officer of publicly traded companies and a member of audit committees of various publicly traded companies overseeing finance and accounting functions.

Votes Required; Board Recommendation

Geokinetics’ Bylaws provide for the election of directors by the majority vote of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote.  The number of votes cast for a nominee’s election must exceed the number of votes cast against or abstentions on such nominee’s election in order for him to be elected to the Board of Directors.  If the votes for a director are less than the votes against the director and abstentions, the director will not be elected to the board of directors.  The Board believes that the election of the nominees listed above as directors of Geokinetics is in the best interest of Geokinetics and its stockholders. The Board recommends a vote FOR the nominees and proxies not marked to the contrary will be so voted. Should any of the nominees become unable to serve, the persons acting under the proxy will vote for the election, in the nominee’s stead, of such other person as the Board of Geokinetics may recommend.

Director Independence

As of the date of this proxy statement, Geokinetics’ Board of Directors consists of Messrs. Ziegler, Miles, Pittman, Harte, Webster, Cabes, Strong, Langseth and Tripodo. The Board has determined that Messrs.  Pittman, Harte, Cabes, Strong and Tripodo are independent as defined under the NYSE Amex (formerly American Stock Exchange) rules. Messrs. Ziegler, Webster, Miles and Langseth are not independent.

Code of Ethics

On December 28, 2006, our Board adopted a Code of Business Conduct and Ethics which applies to all of our directors, officers and employees. The Board has not granted any waivers to the Code of Business Conduct and Ethics. The Geokinetics Code of Business Conduct and Ethics is available on the Geokinetics’ website at www.geokinetics.com. You may also request a copy of the Code of Business Conduct and Ethics at no cost by making a written or telephone request for copies to Geokinetics Inc., 1500 CityWest Blvd., Suite 800, Houston, Texas 77042; Attention: Corporate Secretary. Any amendments to or waivers of the Code of Conduct and Business Ethics will also be posted on our website.

Meetings and Committees of the Board

Geokinetics’ Board of Directors met formally four (4) times during the fiscal year ended December 31, 2009.  The Board of Directors also conducted six (6) special meetings by telephone to discuss various financing alternatives throughout the year.  Each director of the Company attended at least 75% of such Board of Directors meetings.

The members of the three standing committees—the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee — as of the date of this proxy statement are as follows:

Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee

Christopher D. Strong (Chairman)	Gary M. Pittman (Chairman)	Christopher M. Harte (Chairman)
Christopher M. Harte	Christopher M. Harte	Gary M. Pittman
Gary M. Pittman	Robert L. Cabes, Jr.	Robert L. Cabes, Jr.

Attendance at Annual Stockholders’ Meetings

Although the Company does not have a formal policy regarding attendance by members of the Board at its annual meeting of stockholders, directors are invited to attend annual meetings of Geokinetics’ stockholders.  Five directors attended the 2009 annual meeting of stockholders.

Stockholder Communications with the Board of Directors

In order to provide the Company’s stockholders and other interested parties with a direct and open line of communication to the Board of Directors, the Board of Directors has adopted procedures for communications to directors.  Geokinetics’ stockholders and other interested persons may communicate with the Chairman of the Company’s Audit Committee, or with the non-management directors of the Company as a group, by written communications addressed to Geokinetics Inc., 1500 CityWest Blvd., Suite 800, Houston, Texas 77042; Attention: Corporate Secretary.

All communications received in accordance with these procedures will be reviewed initially by senior management of the Company. Senior management will relay all such communications to the appropriate director or directors unless it is determined that the communication:

•                  does not relate to the business or affairs of the Company or the functioning or constitution of the Board of Directors or any of its committees;

•                  relates to routine or insignificant matters that do not warrant the attention of the Board of Directors;

•                  is an advertisement or other commercial solicitation or communication;

•                  is frivolous or offensive; or

•                  is otherwise not appropriate for delivery to directors.

The director or directors who receive any such communication will have discretion to determine whether the subject matter of the communication should be brought to the attention of the full Board of Directors or one or more of its committees and whether any response to the person sending the communication is appropriate.  Any such response will be made only in accordance with applicable law and regulations relating to the disclosure of information.

The Corporate Secretary will retain copies of all communications received pursuant to these procedures for a period of at least one year.  The Board of Directors will review the effectiveness of these procedures from time to time and, if appropriate, recommend changes.  As of the record date, no such communications have been received.

Board Leadership Structure and Role in Risk Oversight

The Board does not have a formal policy as to whether the role of the Chairman and the Chief Executive Officer (“CEO”) should be separate; rather the Board evaluates its leadership structure on an ongoing basis.  The decision on whether to combine or separate the Chairman and CEO role is determined on the basis of what the

Board considers to be best for the Company at any given point in time.  Geokinetics’ current Board leadership structure separates the role of Chairman and CEO.  Presently, the Board believes that the separation of the two roles is appropriate because it, among other things, provides an important balance of responsibilities with the Chairman directing Board operations and leading the Board in its oversight of management, and the CEO focusing on developing and implementing the Company’s board-approved strategies and managing its day-to-day business.  Further, the Board believes this structure provides for increased independence between the Board and management.

The Board has an active role in overseeing the Company’s risk management.  The Board regularly reviews information presented by management regarding the Company’s business and operations risks, including those relating to financial, safety, compliance and security risks, and monitors risk areas through Board reports and discussions regarding risk areas at Board meetings.  The Board also reviews and approves corporate goals and capital budgets on an annual basis.  Further, pursuant to its charter, the Audit Committee reviews with the Board any issues that may arise in the performance of its duties, including those relating to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements and its Code of Ethics and Business Conduct, the Company’s compliance with its risk management policies and procedures, and the performance of the internal audit, ethics and compliance functions.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee held one meeting during the fiscal year ended December 31, 2009 and all of the members were in attendance.  The Board has determined that Messrs. Harte, Pittman and Cabes are independent under the NYSE Amex rules.

Geokinetics has adopted a Corporate Governance and Nominating Committee charter which outlines the Corporate Governance and Nominating Committee’s primary duties to include, among other things:

•       establishing standards for service on the Board and nominating guidelines and principles;

•       identifying individuals qualified to become members of the Board and recommending director candidates for election to the Board;

•       considering and making recommendations to the Board regarding its size and composition, committee composition and structure and procedures affecting directors;

•       establishing policies regarding the consideration of any director candidates recommended by Geokinetics’ stockholders, and the procedures to be followed by stockholders in submitting such recommendations;

•       evaluating and reviewing the performance of existing directors; and

•       monitoring Geokinetics’ corporate governance principles and practices and making recommendations to the Board regarding governance matters, including Geokinetics’ certificate of incorporation, bylaws and charters of the Board committees.

The Corporate Governance and Nominating Committee considers factors such as independence, diversity, Board and governance experience, age, integrity, skill, expertise and industry knowledge when considering director candidates.  Although the Corporate Governance and Nominating Committee does not have a stand-alone policy with regard to consideration of diversity in identifying director nominees, it considers diversity in professional background, experience, expertise (including as to financial matters) and perspective (including as to age, gender and ethnicity) with respect to the Board composition as a whole when evaluating a director nominee.

The Corporate Governance and Nominating Committee permits stockholders to submit director candidates for the committee’s consideration. Each year the proxy statement released to stockholders in connection with the previous year’s annual meeting provides instructions regarding the dates by which stockholders must submit proposals for consideration at the following year’s annual meeting.

The Corporate Governance and Nominating Committee charter is available on the Geokinetics’ website at www.geokinetics.com.  You may also request a copy of the Corporate Governance and Nominating Committee charter at no cost by making a written or telephone request for copies to Geokinetics Inc., 1500 CityWest Blvd., Suite 800, Houston, TX 77042; Attention: Corporate Secretary.

Audit Committee

The Audit Committee conducted nine (9) meetings in person and by telephone during the fiscal year ended December 31, 2009, at which all of the Audit Committee members were in attendance except one member who attended eight (8) meetings.  The Audit Committee consists of three directors, Messrs. Strong (Chairman), Harte and Pittman.  Messrs. Strong, Harte and Pittman are independent as defined under the NYSE Amex rules.

The Audit Committee’s charter requires the committee to oversee Geokinetics’ financial reporting process and report the results of its activities to the Board. The primary duties of the Audit Committee consist of, among other things:

•       approving auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditors;

•       appointing an independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Company, subject to Board and stockholder approval;

•       reviewing and approving all related party transactions for amounts exceeding $120,000; and

•       establishing procedures for the receipt, retention and treatment of complaints received by Geokinetics regarding financial controls, accounting or auditing matters.

The Company’s principal independent auditor, UHY LLP, reports directly to the Audit Committee.  In addition, the Audit Committee provides an open line of communication between the internal auditors, the independent auditor and the Board.

For the fiscal year ended December 31, 2009, the Audit Committee met to review Geokinetics’ audited financial statements, to discuss with independent registered public accountants matters required under the statement on Auditing Standards No. 61, and to review the written disclosures and letters from the independent registered public accountants.

The Audit Committee charter is available on the Geokinetics’ website at www.geokinetics.com.  You may also request a copy of the Audit Committee charter at no cost by making a written or telephone request for copies to Geokinetics Inc., 1500 CityWest Blvd., Suite 800, Houston, TX 77042; Attention: Corporate Secretary.

Policy for Approval of Audit and Non-Audit Fees

The Audit Committee’s “Policy on the Engagement of the Independent Auditor” requires the Audit Committee to approve all types of audit and permitted non-audit services to be performed by the Company’s independent auditors during the year, as required under applicable law.

The Audit Committee pre-approves annually proposed audit and permitted non-audit services to be provided by the independent auditors for the fiscal year.  The Audit Committee also considers for pre-approval annually the maximum amount of fees and the manner in which the fees are determined for each type of pre-approved audit and non-audit services proposed to be provided by the independent auditors for the fiscal year.  The Audit Committee separately pre-approves any service that is not included in the approved list of services or any proposed services exceeding pre-approved cost levels.  The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee for services that need to be addressed between Audit Committee meetings.  The Audit Committee is then informed of these pre-approval decisions, if any, at the next meeting of the Audit Committee.  Refer to “Principal Accountant Fees and Services” on page 21 of this proxy statement for the aggregate fees paid to UHY LLP for the years ended December 31, 2009 and 2008.

Audit Committee Financial Expert

The Audit Committee plays an important role in promoting effective accounting, financial reporting, risk management and compliance procedures and controls. As such, it is imperative that members of the Audit Committee have requisite financial literacy and expertise. All members of the Audit Committee meet the financial literacy standard required by the NYSE Amex rules. In addition, as required by the Sarbanes-Oxley Act of 2002, the Securities and Exchange Commission requires that the Company disclose whether or not the Audit Committee has an “Audit Committee financial expert” as a member. An “Audit Committee financial expert” is defined as a person who, based on his or her experience, satisfies all of the following attributes:

•       An understanding of generally accepted accounting principles and financial statements.

•       An ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves.

•       Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and level of complexity of issues that can reasonably be expected to be raised by Geokinetics’ financial statements, or experience actively supervising one or more persons engaged in such activities.

•       An understanding of internal controls and procedures for financial reporting.

•       An understanding of Audit Committee functions.

The Board of Directors has determined that Messrs. Strong (Chairman of the Audit Committee) and Pittman each satisfy the definition of “Audit Committee financial expert,” and has designated each of them as an “Audit Committee financial expert.”

Audit Committee Report

The Audit Committee assists the Board in fulfilling its responsibility to oversee management’s execution of our financial reporting process.  In discharging its oversight role, the Audit Committee reviewed and discussed the audited financial statements contained in the 2009 Annual Report on Form 10-K with management and its independent registered public accounting firm. Management is responsible for the financial statements and the reporting process, including the system of disclosure controls and internal control over financial reporting. The independent registered public accounting firm is responsible for expressing an opinion on:

•                  the fair presentation of our financial statements in conformity with accounting principles generally accepted in the United States in all material respects; and

•                  the effectiveness of our internal control over financial reporting.

The Audit Committee met privately with the independent registered public accounting firm and discussed issues deemed significant by the accounting firm, including those required by Statements on Auditing Standard No. 61 as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from Geokinetics and its management and received the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) as adopted by the Public Company Accounting Oversight Board in Rule 3600T and considered whether the provision of non-audit services was compatible with maintaining the accounting firm’s independence.

In reliance on the reviews and discussions outlined above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the SEC.

The undersigned members of the Audit Committee have submitted this report to the Board of Directors on March 12, 2010.

Audit Committee,

Christopher D. Strong (Chairman)
Christopher M. Harte
Gary M. Pittman

Compensation Committee

The Compensation Committee held six (6) meetings during the fiscal year ended December 31, 2009, at which all members of the Compensation Committee were in attendance.  The Compensation Committee consists of three directors, Messrs. Pittman (Chairman), Cabes and Harte. Each of these directors qualifies as a non-employee director.  The Board has determined the Messrs. Pittman, Cabes and Harte are independent as defined under the NYSE Amex rules.

Geokinetics has adopted a Compensation Committee charter which outlines the Compensation Committee’s primary duties to include among other things:

•                  approving the total remuneration and employment agreements for Geokinetics’ executive officers;

•                  reviewing the compensation, benefit and equity-based plans, programs and payments for all employees;

•                  reviewing and approving the goals and objectives relevant to the compensation of Geokinetics’ CEO; and

•                  reviewing and setting the compensation package for the Board of Directors.

The Compensation Committee may form and delegate its authority to subcommittees as appropriate. Additionally, the CEO may make recommendations to the Compensation Committee relating to executive and director compensation.

Refer to the Compensation Discussion and Analysis beginning on page 26 of this proxy statement for a discussion of the Compensation Committee’s process for determining total compensation for executive officers and the role of executive management in determining executive compensation.

The Compensation Committee charter is available on the Geokinetics’ website at www.geokinetics.com.  You may also request a copy of the Compensation Committee charter at no cost by making a written or telephone request for copies to Geokinetics Inc., 1500 CityWest Blvd., Suite 800, Houston, TX 77042; Attention: Corporate Secretary.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee has ever been an executive officer or employee of Geokinetics. None of Geokinetics’ executive officers currently serves, or has served during the last completed fiscal year, on the Compensation Committee or Board of any other entity that has one or more executive officers serving as a member of Geokinetics’ Board or Compensation Committee.

Compensation Policies and Practices as They Relate to Risk Management

The Compensation Committee reviewed the elements of executive compensation during 2009 to determine whether any portion of executive compensation encouraged excessive risk taking.  Management of the Company conducted a similar risk assessment with respect to other employees.  Management and the Compensation Committee believe that risks arising from our compensation policies and practices for our executive officers and other employees are not reasonably likely to have a material adverse effect on the Company.  In addition, we believe that the mix and design of the elements of compensation do not encourage management to assume excessive risks.

Certain Relationships and Related Party Transactions

Geokinetics’ written Code of Business Conduct and Ethics states the Company’s policies and procedures for the Board’s review, approval and/or ratification of any transaction with Geokinetics’ directors, officers or employees which gives rise to a personal or professional conflict of interest.

The Audit Committee of the Board is responsible for the review and approval of all related-party transactions for amounts exceeding $120,000 that involve Geokinetics or a subsidiary and related persons with a direct or indirect material interest. Management determines whether a transaction meets the requirements of a related-party transaction requiring review by the Audit Committee. Transactions that fall within this definition will be referred to the Audit Committee for approval, ratification or other action. Based on its consideration of all of the relevant facts and circumstances, the Audit Committee will decide whether or not to approve such transactions and will approve only those transactions that are in the best interests of the Company. If management becomes aware of an existing related-party transaction which has not been approved by the Audit Committee, the matter will be referred to the Audit Committee to evaluate all available options including ratification, revision or termination of such transaction.

Below are the transactions that occurred during the past fiscal year in which, to Geokinetics’ knowledge, the Company was or is a party, and in which any director, director nominee, executive officer, holder of more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

Mr. Webster, a director on the Company’s Board of Directors, is a managing partner of Avista Capital Partners.  On December 18, 2009, in connection with the Company’s acquisition of PGS Onshore, the Company restructured the Series B-1 preferred stock to reduce the conversion price and increase the dividend, among other things.  As part of the transaction, the Company agreed to exchange the Series B-2 preferred stock for a new series of preferred stock, Series C, plus the issuance of additional shares of common stock. The Series C preferred stock is not convertible but it does accrue dividends.  As of December 31, 2009, Avista and an affiliate of Avista held 290,197 shares of the Company’s Series B-1 preferred stock and 133,982 shares of the Company’s Series C preferred stock.

PROPOSAL 2—APPROVAL OF ADOPTION OF GEOKINETICS’ 2010 STOCK AWARDS PLAN

On March 22, 2010, the Compensation Committee of the Board of Directors adopted the Geokinetics’ 2010 Stock Awards Plan (the “Plan”). The shares available under the Plan are used primarily to grant stock options, restricted stock and other stock-based awards to certain employees, members of the Board or consultants. A total of 1,600,000 shares of Common Stock are originally reserved for issuance under the Plan.

Reasons for the Plan

The purposes of the Plan are to promote the long-term financial success of Geokinetics and to increase shareholder value by providing incentives to individuals who are responsible for the conduct and management of the Company’s business with an inducement to acquire ownership interests in the Company, thus enabling the Company to attract and retain the services of outstanding individuals upon whose judgment, interest and special effort the successful conduct of its operations largely depend.

In February 2010, we completed the acquisition of the on-shore seismic acquisition and multi-client library business of PGS.  This acquisition significantly increased the number of our employees eligible to participate in the Plan.  We have agreed to issue approximately 173,000 shares of restricted stock to our employees who were previously employed by PGS if the Plan is approved by stockholders.

Summary of the Plan

As of the date of this proxy statement, no awards have been made under the Plan. The following is a summary of the material terms of the Plan and is qualified in its entirety by reference to the Plan. A copy of the Plan is attached as Exhibit A to this Proxy Statement.

Administration.  The Plan is to be administered by the Board or, at the discretion of the Board, a committee appointed by the Board (the “Committee”). Subject to the provisions of the Plan, the Committee shall have the sole authority to (i) determine which persons shall receive an award and participate in the Plan; (ii) determine the time or times when such award shall be made; (iii) determine the types of awards; (iv) determine the number of shares which may be issued under each award or the value of such award; and (v) determine the terms and conditions of awards and the agreements with respect thereto (“Incentive Agreements”).  In making the foregoing determinations, the Committee may take into account the nature of the services rendered by the respective grantees under the Plan (“Holders”), their present and potential contributions to the Company’s success and such other factors as the Committee shall deem relevant. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the Incentive Agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each award, and to make all other determinations necessary or advisable for administering the Plan.

Eligible Participants.  Awards may be granted only to persons who, at the time of grant, are employees, non-employee members of the Board or consultants providing services to the Company or its subsidiaries.  Awards may be granted on more than one occasion to the same person.

Shares Available for Awards.  The aggregate number of shares of Common Stock that may be issued under the Plan shall be 1,600,000.  The Common Stock to be offered pursuant to the grant of an award may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company.  Shares shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an award. To the extent that an award lapses or the rights of its Holder terminate, or if the award is paid in cash or is exchange for an award that does not involve Common Stock, any shares subject to such award shall again be available for the grant of an award under the Plan.

Types of Awards and Terms and Conditions.  The Plan provides for granting Nonqualified Stock Options, Incentive Stock Options (“ISOs”), Stock Appreciation Rights (“SARs”), Restricted Stock Awards, Restricted Stock Units, Phantom Stock Awards and Other Stock-Based Awards, as well as any Supplemental Payments with respect to certain of the foregoing.

Stock Options.  Each Stock Option will be evidenced by an option agreement in such form as the Committee shall approve, including provisions to qualify as an Incentive Stock Option under Code Section 422. Among its other provisions, each option agreement will provide that the Stock Option may not be exercised earlier than 30 days from the date of grant and shall set forth the extent to which the Holder shall have the right to exercise the Stock Option following termination of the Holder’s employment.  Such option agreement may also include, provisions relating to (i) vesting of Stock Options, (ii) tax matters, and (iii) any other matters not inconsistent with the terms and provisions of the Plan. The terms and conditions of the respective option agreements need not be identical.

The option price at which a share of Common Stock may be purchased upon exercise of a Stock Option shall be determined by the Committee, provided that the option price shall be (i) not less than 100% of the fair market value per share of Common Stock on the date the Stock Option is granted and (ii) specified in the option agreement; provided, however, if the Holder of an ISO is a 10% or greater stockholder, the Option Price for the ISO may not be less than 110% of the fair market value on the date of grant.

Supplemental Payments. The Committee, either at the time of grant or exercise of any Nonqualified Stock Option, or at the time of grant or vesting of a Nonqualified Stock Option, Restricted Stock or Other Stock-Based Awards, may provide in the Incentive Agreement for a Supplemental Payment by the Company to the Holder with respect to the exercise of any Nonqualified Stock Option or the vesting of any Restricted Stock or Other Stock-Based Award. The Supplemental Payment may not exceed the amount necessary to pay the federal and state income tax payable with respect to both the exercise of the Nonqualified Stock Option (or vesting of the Restricted Stock or other Stock-Based Award) and the receipt of the Supplemental Payment, assuming the holder is taxed at either the maximum effective income tax rate applicable thereto.  No Supplemental Payments will be made with respect to any SARs or ISOs.

Stock Appreciations Rights (SARs).  A SAR is the right to receive an amount equal to the difference between the fair market value of a share of Common Stock on the date of exercise and the exercise price of the SAR.  SARs may be granted in connection with the grant of a Stock Option, in which case the option agreement will provide that the SAR shall be cancelled when and to the extent the related Stock Option is exercised and that exercise of the SAR will result in the surrender of the right to purchase the share under the related Stock Option.  Alternatively, SARs may be granted independently of Stock Options in which case each award of SARs shall be evidenced by a stock appreciation rights agreement which contains such terms and conditions as may be approved by the Committee.

The exercise price per share may not be less than 100% of the fair market value of a share on the date of grant of the SAR (or such greater exercise price as may be required if such SAR is granted in connection with an Incentive Stock Option that must have an exercise price equal to 110% of the fair market value of a share on the date of grant).  The term of the SAR may not be greater than ten (10) years from the date of grant.  Each stock appreciation rights agreement shall provide that the SARs may not be exercised earlier than thirty (30) days from the date of grant and shall set forth the extent to which the Holder shall have the right to exercise the SARs following termination of the Holder’s employment.  In addition, stock appreciation rights agreements may also include provisions relating to (i) vesting of awards, (ii) tax matters, and (iii) any other matters not inconsistent with the terms and provisions of the Plan. The terms and conditions of the respective stock appreciation rights agreements need not be identical.  The Committee cannot include any feature for the deferral of compensation other than the deferral of recognition of income until exercise of the SAR.

Restricted Stock. Shares of Restricted Stock, which may be designated as a Performance-Based Award, may be awarded by the Committee with such restrictions during the restriction period as the Committee shall designate.  Any such restrictions may differ with respect to a particular Holder. Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine.  The terms and conditions of each grant of Restricted Stock shall be evidenced by a restricted stock agreement and, during the restriction period, such shares of Restricted Stock must remain subject to a “substantial risk of forfeiture” within the meaning given to such term under Code Section 83.  Such restricted stock agreement may also include provisions relating to (i) vesting of awards, (ii) tax matters, and (iii) any other matters not inconsistent with the terms and provisions of the Plan. The terms and conditions of the respective restricted stock agreements need not be identical.  A breach of the terms and conditions established by the Committee pursuant to the restricted stock agreement shall cause a forfeiture of the Restricted Stock Award.

Other Stock-Based Awards. Other Stock-Based Awards (including awards of Restricted Stock Units and Phantom Stock Awards, as described below) may be awarded by the Committee to Holders that are payable in shares or in cash, as determined by the Committee to be consistent with the goals of the Company. Other types of Stock-Based Awards that are payable in shares include purchase rights, shares awarded that are not subject to any restrictions or conditions, shares awarded subject to the satisfaction of specified Performance Criteria (defined below), convertible or exchangeable debentures, other rights convertible into shares, awards valued by reference to the performance of a specified subsidiary, division or department of the Company, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company.

Restricted Stock Units.  The Committee may award Restricted Stock Units to a Holder that are payable in shares or cash, or in a combination thereof. During the period beginning on the date such award is granted and ending on the payment date specified in the restricted stock unit agreement, the Holder’s right to payment under the restricted stock unit agreement must remain subject to a “substantial risk of forfeiture” within the meaning of such term under Code Section 409A.  In addition, payment to the Holder under the restricted stock unit agreement must be made within 2½ months following the end of the calendar year in which the substantial risk of forfeiture lapses unless an earlier payment date is specified in the restricted stock unit agreement.

Phantom Stock Awards.  The Committee may grant Phantom Stock Awards to a Holder that are payable in shares or cash, or in a combination thereof.  Phantom Stock Awards are rights to receive an amount equal to the fair market value of shares over a specified period of time, which vest over a period of time or upon the occurrence of an event as established by the Committee, without payment of any amounts by the Holder thereof.  Each Phantom Stock Award may have a maximum value established by the Committee at the time of such award.

The Committee must establish, with respect to and at the time of each Phantom Stock Award, a period (no longer than ten years) over which, or in the event upon which, the award shall vest.  Following the end of the vesting period for a Phantom Stock Award, the Holder of a Phantom Stock Award will be entitled to receive payment of an amount based on the then vested value of the award.  Payment must be made in a lump sum within 2½ months following the end of the calendar year in which the Phantom Stock Award (or a portion thereof) vests, unless an earlier payment date or installment payments are specified in the phantom stock award agreement.  Any payment to be made in Common Stock must be based on the fair market value of the Common Stock on the payment date. Cash dividend equivalents may be paid during or after the vesting period with respect to a Phantom Stock Award, as determined by the Committee.  If a payment of cash is to be made on a deferred basis, the Committee must establish whether interest shall be credited, the rate thereof and any other terms and conditions applicable thereto.

Performance-Based Awards. Performance-Based Awards may be granted subject to performance objectives relating to one or more of the following within the meaning of Code Section 162(m) (the “Performance Criteria”) in order to qualify for the performance-based exception from the tax deductibility limitations of Code Section 162(m) (“Performance Based Exception”):

(i)            profits (including, but not limited to, profit growth, net operating profit or economic profit);

(ii)           profit-related return ratios;

(iii)          return measures (including, but not limited to, return on assets, capital, equity, investment or sales);

(iv)          cash flow (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital or investments);

(v)           earnings (including but not limited to, total stockholder return, earnings per share or earnings before or after taxes);

(vi)          net sales growth;

(vii)         net earnings or income (before or after taxes, interest, depreciation and/or amortization);

(viii)        gross, operating or net profit margins;

(ix)           productivity ratios;

(x)            share price (including, but not limited to, growth measures and total stockholder return);

(xi)           turnover of assets, capital, or inventory;

(xii)          expense targets;

(xiii)         margins;

(xiv)        measures of health, safety or environment;

(xv)         operating efficiency;

(xvi)        customer service or satisfaction;

(xvii)       market share;

(xviii)      credit quality;

(xix)         debt ratios (e.g., debt to equity and debt to total capital); and

(xx)          working capital targets.

In establishing the Performance Criteria for each applicable award, the Committee may provide that the effect of specified extraordinary or unusual events will be included or excluded.  The terms of the stated Performance Criteria for each applicable award, whether for a performance period of one year or multiple years, must preclude the Committee’s discretion to increase the amount payable to any Holder that would otherwise be due upon attainment of the Performance Criteria, but may permit the Committee to reduce the amount otherwise payable to the Holder.  The Performance Criteria specified in any Incentive Agreement need not be applicable to all awards, and may be particular to an individual Holder’s function or business unit.  The Committee may establish the Performance Criteria of the Company (or any entity which is affiliated by common ownership with the Company) as determined and designated by the Committee in the Incentive Agreement.

Change of Control.  Notwithstanding any contrary provision in the Plan, in the event of a Change in Control (as defined in the Plan), the following actions shall automatically occur as of the day immediately preceding the Change in Control date but only if expressly provided in the individual Holder’s Incentive Agreement or in his individual employment agreement, if any:

(a)           all of the Stock Options and Stock Appreciation Rights then outstanding shall become 100% vested and immediately and fully exercisable;

(b)           all of the restrictions and conditions of any Restricted Stock Awards, Restricted Stock Units, Phantom Stock Awards, and any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the restriction period with respect thereto shall be deemed to have expired, and thus each such award shall become free of all restrictions and fully vested; and

(c)           all of the Performance-Based Awards shall become fully vested, deemed earned in full, and promptly paid within 30 days to the affected Holders without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.

If the Holder’s Incentive Agreement or his individual employment agreement, if any, does not provide for any of the foregoing actions in the event of a Change in Control, then the Incentive Agreement (and awards thereunder) will not be affected by the Change in Control.

Prohibition on Repricing Awards.  Stockholder action is required to adjust the grant or exercise price with respect to any award.

Duration, Termination and Amendment.  The Plan shall remain in effect until all awards granted under the Plan have been satisfied or expired.  No awards may be granted under the Plan on or after the date which is ten years following the effective date of the Plan. The Board may terminate the Plan at any time with respect to any shares for which awards have not theretofore been granted. The Board shall have the power and authority to terminate or amend the Plan at any time; provided, however, the Board may not, without the approval of the stockholders of the Company within the time period required by applicable law:

(a)           increase the maximum number of shares that may be issued under the Plan;

(b)           amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan;

(c)           extend the term of the Plan; or,

(d)           for so long as the Company is a publicly held corporation (i) increase the maximum limits on awards to Covered Employees as set for compliance with the Performance-Based Exception or (ii) decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 to the extent Section 16 of the 1934 Act is applicable to the Company.

Transferability of Awards.  Awards granted under the Plan will not be transferable or assignable other than: (a) by will or the laws of descent and distribution or (b) pursuant to a qualified domestic relations order; provided, however, only with respect to Nonqualified Stock Options, the Committee may authorize the transfer by the Holder to (i) the members of the Holder’s immediate family, (ii) a trust or trusts for the exclusive benefit of immediate family members, (iii) a partnership in which such immediate family members are the only partners, or (iv) any other entity owned solely by immediate family members.

U.S. Federal Income Tax Consequences

The following briefly describes the U.S. federal income tax consequences of the Plan generally applicable to the Company and to employees, officers and directors who are U.S. citizens or otherwise subject to U.S. federal income taxation.  The discussion is general in nature and does not address issues relating to the tax circumstances of any individual partner, officer or director.  The discussion is based on the Internal Revenue Code, applicable treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement.  The description is therefore subject to future changes in the law; possible with retroactive effect.  The description does not address the consequences of state, local or foreign tax laws.

Nonqualified Stock Options.  The tax consequences to an optionee of the initial grant of a Nonqualified Stock Option depend upon whether or not a “readily ascertainable fair market value” for the stock option is determinable at the time the option is granted. It is contemplated that the Nonqualified Stock Options will not have a readily ascertainable fair market value. Accordingly, a grantee of a Nonqualified Stock Option will not recognize taxable income on the grant of the option. Upon a grantee’s exercise of a Nonqualified Stock Option, (i) the grantee will recognize ordinary income in an amount equal to the difference between the exercise price of the shares purchased pursuant to the Nonqualified Stock Option and their fair market value on the exercise date, and (ii) Geokinetics will be entitled to a tax deduction in an amount equal to such difference. An optionee’s tax basis in the stock acquired pursuant to the exercise of a Nonqualified Stock Option will be equal to the sum of the amount of cash paid and the amount of ordinary income recognized on such exercise. Upon the subsequent sale or other disposition of shares of Common Stock, any amount received in excess of the optionee’s tax basis in such shares will be treated as short-term or long-term capital gain, depending on the holding period.

Nonqualified Stock Options with Stock Appreciation Rights.  A grant of Stock Appreciation Rights is not a taxable event. The Stock Appreciation Rights may be paid in cash or shares of Common Stock or both. If cash is given upon exercise of the Stock Appreciation Rights, the grantee will recognize ordinary income in the amount of cash received. If Common Stock is given upon the exercise of the Stock Appreciation Rights, generally the fair market value of the Common Stock will be recognized as ordinary income by the grantee (subject to potential delay in taxation in the event the Common Stock is subject to certain restrictions). Geokinetics will be entitled to a tax deduction to the extent that the grantee recognizes ordinary income upon the exercise of the Stock Appreciation Rights.

Incentive Stock Options.  A grantee of Incentive Stock Options generally does not recognize taxable income either on the date of grant or on the date of exercise. Upon the exercise of the Incentive Stock Option, however, the difference between the fair market value of the Common Stock received and the option price may be subject to the alternative minimum tax. Upon disposition of shares of Common Stock acquired from the exercise of an Incentive Stock Option, long-term capital gain or loss is generally recognized in an amount equal to the difference between the amount realized on the sale or disposition and the exercise price. However, if a grantee disposes of the shares of Common Stock within two years of the date of grant or within one year of the date of exercise, the grantee will recognize ordinary income equal to the lesser of (i) the amount realized at the disposition, or (ii) the difference between the fair market value of the shares of the Common Stock received on the date of exercise and the exercise price. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on the period of time the shares are held. Geokinetics is not entitled to a tax deduction on either exercise of an Incentive Stock Option or disposition of shares of Common Stock acquired pursuant to such exercise, except to the extent that a grantee recognizes ordinary income on the disposition of such shares.

Incentive Stock Options with Stock Appreciation Rights.  A grant of Stock Appreciation Rights is not a taxable event. The Stock Appreciation Rights may be paid in cash or shares of Stock or both. If cash is given upon exercise of the Stock Appreciation Rights, the grantee will recognize ordinary income in the amount of cash received. If Stock is given upon the exercise of the Stock Appreciation Rights, generally the fair market value of the Common Stock will be recognized as ordinary income by the Grantee (subject to potential delay in taxation in the event the Common Stock is subject to certain restrictions).  Geokinetics will be entitled to a tax deduction to the extent that the grantee recognizes ordinary income upon the exercise of a Stock Appreciation Rights.

Restricted Stock Awards.  The tax consequences to a recipient of Restricted Stock are governed by Section 83 of the Code. Typically, an award of Restricted Stock will be subject to a substantial risk of forfeiture and non-transferability restrictions so that there will be no tax consequences at the time of the award of Restricted Stock. However, at such time as the stock becomes transferable or is no longer subject to a substantial risk of forfeiture, then the recipient will recognize ordinary income based on the fair market value of such stock and Geokinetics will be entitled to a tax deduction in the same amount. Alternatively, a recipient can make an election under Section 83(b) of the Code within 30 days following receipt of Restricted Stock, the effect of which is to accelerate the taxable event so that the recipient will recognize ordinary income equal to the fair market value of the Restricted Stock as of the date of the award. Thereafter, a recipient will not recognize any further gain until the stock is sold. The recipient’s basis in the stock will be sum of the amount paid for the stock, if any, and any amount included in income as a result of the Section 83(b) election.

Supplemental Payments. At the time the recipient is paid a supplemental payment, the recipient will recognize ordinary income equal to the amount of the cash payment received, and Geokinetics will be entitled to a tax deduction in the same amount at that time.

Restricted Stock Units and Other Stock-Based Awards. A recipient of restricted stock units or other stock-based awards will not have taxable income upon grant.  Instead, the recipient will have ordinary income at the time of vesting equal to the fair market value on the vesting date of the shares, or the amount of cash received, minus the amount paid for the shares, if any, and Geokinetics will be entitled to a tax deduction in the same amount at that time.  Upon the disposition of any shares received, the gain or loss is recognized by the recipient is treated as a capital gain or loss, and the capital gain or loss will be short-term or long-term depending on whether the recipient held the share for more than one year following payment.

Phantom Stock Awards.  A grant of Phantom Stock is not a taxable event. At the time that the recipient is ultimately paid the amount of Phantom Stock (whether in cash or Common Stock of Geokinetics) the Recipient will recognize ordinary income based on the value of the amount received and Geokinetics will be entitled to a tax deduction in the same amount at that time.

Tax Consequences to the Company.  In the foregoing cases, the Company generally will be entitled to a deduction at the same time and in the same amount as a participant recognizes ordinary income, subject to the limitations imposed under the Internal Revenue Code.

Tax Withholding.  The Company shall have the right to deduct in connection with all awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations.

Plan Benefits

All awards to employees, officers, consultants or directors under the Plan are made at the discretion of the Compensation Committee.  Therefore, the benefits and amounts that will be received or allocated under the Plan are not determinable at this time.  Please refer to the description of grants made to our named executive officers in the last fiscal year described in the “Fiscal 2009 Grants of Plan-Based Awards” table on page 33.  Grants made to our non-employee directors in the last fiscal year are described under the heading “Compensation of Directors” starting on page 35.

Votes Required; Board Recommendation

Approval of the adoption of the Geokinetics’ 2010 Stock Awards Plan will be determined by the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote.  The number of votes cast for the approval of the adoption of the Geokinetics’ 2010 Stock Awards Plan must exceed the number of votes cast against such Stock Awards Plan.  Abstentions will be counted for purposes of determining the total number of votes cast with respect to this proposal and abstentions will have the same effect as a vote against this proposal. Broker non-votes will not be considered present at the Annual Meeting for this proposal so a broker non-vote will have the practical effect of reducing the number of affirmative votes required to achieve a majority vote by reducing the total number of shares from which a majority is calculated. The Board recommends a vote FOR approval of the adoption of the Geokinetics’ 2010 Stock Awards Plan, and proxies not marked to the contrary will be so voted.

PROPOSAL 3—APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors, at the request of the Audit Committee, is seeking stockholder ratification of the appointment of UHY LLP, 12 Greenway Plaza, 8th Floor, Houston, TX  77046-1291, as Geokinetics’ independent registered public accounting firm for fiscal year 2010.

The firm of UHY LLP (“UHY”) served as independent registered public accountants, to examine Geokinetics’ consolidated financial statements for the fiscal years ending December 31, 2009, 2008 and 2007.  Through and as of March 26, 2010, UHY had a continuing relationship with UHY Advisors, Inc. (“Advisors”) from which it leased auditing staff who were full time, permanent employees of Advisors and through which UHY’s partners provide non-audit services.  UHY has few full time employees. Therefore, few, if any, of the audit services performed were provided by permanent full-time employees of UHY. UHY manages and supervises the audit services and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

Principal Accountant Fees and Services

UHY completed a review of Geokinetics’ unaudited condensed quarterly financial statements for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009 and audited the financial statements of the Company for the fiscal years ended December 31, 2009 and 2008. Aggregate fees for professional services rendered to Geokinetics by UHY LLP for the years ended December 31, 2009 and 2008, were as follows (in thousands):

	Year Ended
	December 31,
	2009	2008
Audit Fees	$800	$875
Audit-Related Fees	276	105
Tax Fees	19	61
All Other Fees	0	0
Total	$1,095	$1,041

Audit Fees

The Audit fees for the years ended December 31, 2009 and 2008, respectively, were for professional services rendered for the audits of Geokinetics’ consolidated financial statements, the review of documents filed with the SEC, consents, and the issuance of comfort letters.

Audit-Related Fees

The Audit-related fees for the years ended December 31, 2009 and 2008, respectively, were for professional services rendered for the reviews of Geokinetics’ quarterly consolidated financial statements, due diligence, merger and acquisition assistance, and consultations concerning financial accounting and reporting standards.

Tax Fees

The Tax fees for the years ended December 31, 2009 and 2008, respectively, were for professional services rendered for tax compliance and tax reviews in conjunction with the audit.

All Other Fees

There were no other fees for the years ended December 31, 2009 and 2008, respectively.

Pre-Approval Policies and Procedures

The Audit Committee’s “Policy on the Engagement of the Independent Auditor” requires the Audit Committee to approve all types of audit and permitted non-audit services to be performed by the Company’s independent auditors during the year, as required under applicable law.

The Audit Committee pre-approves annually proposed audit and permitted non-audit services to be provided by the independent auditors for the fiscal year.  The Audit Committee also considers for pre-approval annually the maximum amount of fees and the manner in which the fees are determined for each type of pre-approved audit and non-audit services proposed to be provided by the independent auditors for the fiscal year.  The Audit Committee separately pre-approves any service that is not included in the approved list of services or any proposed services exceeding pre-approved cost levels.  The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee for services that need to be addressed between Audit Committee meetings.  The Audit Committee is then informed of these pre-approval decisions, if any, at the next meeting of the Audit Committee.

All audit-related services, tax services and other services were pre-approved by the Audit Committee in accordance with the Audit Committee’s pre-approval policies described above.  The Audit Committee has considered whether the provision of the non-audit services by UHY LLP described above is compatible with maintaining auditor independence and has determined that auditor independence has not been compromised.

While stockholder ratification is not required by our Bylaws or otherwise, the Board of Directors will present a proposal to the stockholders to approve and ratify as part of good corporate governance principles, the engagement of UHY. If the stockholders fail to ratify the selection, the Audit Committee may, but is not required to, reconsider whether to retain UHY. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests.  Representatives of UHY LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they so desire, and to respond to appropriate questions from those attending the meeting.

Votes Required; Board Recommendation

The approval of the appointment of UHY LLP will be determined by the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote.  The number of votes cast for the appointment must exceed the number of votes cast against such appointment.  Abstentions will be counted for purposes of determining the total number of votes cast with respect to this proposal and abstentions will have the same effect as a vote against this proposal. Broker non-votes will not be considered present at the Annual Meeting for this proposal so a broker non-vote will have the practical effect of reducing the number of affirmative votes required to achieve a majority vote by reducing the total number of shares from which a majority is calculated.  The Board recommends a vote FOR approval of the appointment of UHY LLP as Geokinetics’ independent registered public accountants for the fiscal year ending December 31, 2010, and proxies not marked to the contrary will be so voted.

Executive Officers

Set forth below are the names, ages, and positions of the Company’s executive officers as of December 31, 2009.

Name	Age	Position With Company	Office Held Since
Richard F. Miles	61	President, Chief Executive Officer and Director	2007
Scott A. McCurdy	34	Vice President and Chief Financial Officer	2006
Lee Parker	41	Executive Vice President - Operations	2007
James C. White	50	Executive Vice President - Business Development & Technology	2007

There are no family relationships between any of the Company’s executive officers.

Scott A. McCurdy, age 34, has served as the Vice President and Chief Financial Officer (“CFO”) since September 8, 2006. Prior to joining the Company, Mr. McCurdy served as Vice President—Finance, Chief Financial Officer, Treasurer and Corporate Secretary of Grant Geophysical, Inc. (“Grant”) since October 2003. He served as Controller of Grant from July 2001 until he was promoted in October 2003. Prior to that, he served as a senior auditor with Arthur Andersen, LLP focusing on public companies in the oil field services industry, including the seismic industry. Mr. McCurdy is a Certified Public Accountant in the State of Texas. Mr. McCurdy is a member of the Texas Society of Certified Public Accountants and the American Institute of CPAs.

Lee Parker, age 41, has served as Executive Vice President — Operations since March 1, 2009 and was appointed Executive Vice President — International Operations effective September 1, 2007.  Mr. Parker previously served as the Vice President — Acquisition Technology & Support for the Company since September 8, 2006.  Prior to joining the Company, Mr. Parker served as Vice President - Technology of Grant since March 2001. During the period September 1993 through March 2001, he served in various technical and managerial roles for Grant in Europe, Africa, South America and the United States.  Mr. Parker worked for Southtrim Autoclaves Ltd, a pharmaceutical equipment manufacturer, for five years prior to joining Grant.

James C. White, age 50, resigned from the Company effective February 15, 2010.  Prior to his resignation, he served as Executive Vice President — Business Development & Technology since March 1, 2009, as Executive Vice President since March 5, 2007, and Executive Vice President — North American Operations effective September 1, 2007.  Prior to that he was the President—North American Seismic Operations since the acquisition of Trace Energy Services, Inc. (“Trace”) on December 1, 2005. Prior to joining the Company, Mr. White served as President and CEO of Trace since February 2004. Prior to that, Mr. White spent 25 years with WesternGeco, a leading seismic company, in a variety of operational roles. Most recently he served as Vice President of WesternGeco for North and South America, where he was responsible for all aspects of that company’s operations in North and South America.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of March 2, 2010, the number of shares of Geokinetics common stock beneficially owned by (i) each person known by Geokinetics (based on filings under Section 13(d) or 13(g) of the Exchange Act) to be the holder of more than five percent of Geokinetics voting securities, (ii) each director, (iii) each named executive officer, and (iv) all of Geokinetics directors and officers as a group. None of the directors or named executive officers individually own any of Geokinetics Series B Preferred Stock. Unless otherwise indicated, each holder has sole voting and investment power with respect to the shares of common stock owned by such holder.

Name and Address of Directors and Executive Officers	Title of Class	Amount and Nature of Beneficial Ownership		Percent of Class(1)

Steven A. Webster	Common	952,226	(2)(3)	4.20%
1000 Louisiana, Suite 1200 Houston, TX 77002
William R. Ziegler	Common	504,566	(3)(4)	2.22%
230 Park Avenue New York, Suite 1130 New York, NY 10169

Name and Address of Directors and Executive Officers	Title of Class	Amount and Nature of Beneficial Ownership		Percent of Class(1)

Christopher M. Harte	Common	125,617	(3)(5)	0.55%
327 Congress Ave., Suite 350 Austin, TX 78701
Gary M. Pittman	Common	11,490	(3)(12)	0.05%
8110 Georgetown Pike McLean, VA 22102
Robert L. Cabes, Jr.	Common	12,500	(3)(6)	0.06%
1000 Louisiana, Suite 1200 Houston, TX 77002
Christopher D. Strong	Common	11,075	(3)(7)	0.05%
4055 International Plaza, Suite 610 Ft. Worth, TX 76109
Gottfred Langseth	Common	-0-		0.00%
Strandveien 4, P.O. Box 89 N-1375 Lysaker, Norway
Anthony Tripodo	Common	-0-		0.00%
400 N. Sam Houston Parkway East, Suite 400 Houston, TX 77060
Richard F. Miles	Common	118,256	(8)	0.52%
1500 CityWest Blvd., Suite 800 Houston, TX 77042
Scott A. McCurdy	Common	50,628	(9)	0.22%
1500 CityWest Blvd., Suite 800 Houston, TX 77042
James C. White	Common	18,334	(10)	0.08%
1500 CityWest Blvd., Suite 800 Houston, TX 77042
Lee Parker	Common	52,137	(11)	0.23%
1500 CityWest Blvd., Suite 800 Houston, TX 77042
All Directors and Executive Officers as a Group	Common	1,856,829		8.19%

Beneficial Owners

Name and Address of Beneficial Owners	Title of Class	Amount and Nature of Beneficial Ownership		Percent of Class(1)

Andreeff Equity Advisor, L.L.C.	Common	1,603,430	(13)	7.07%
450 Laurel Street, Suite 2105 Baton Rouge, LA 70801
Avista Capital Partners GP, LLC	Common	7,006,867	(6)(14)(15)	30.89%
65 E. 55th Street, 18th Floor New York, NY 10022
Petroleum Geo-Services ASA	Common	2,153,616	(16)	9.49%
Strandveien 4, P.O. Box 89 N-1326 Lysaker, Norway

(1)

In accordance with Rule 13d-3 promulgated by the SEC under the Exchange Act, each person listed in this table is deemed to beneficially own shares of common stock issuable to such person upon exercise of options or warrants or upon conversion of convertible securities if such exercise or conversion may be effected within 60 days. However, shares of common stock issuable upon exercise or conversion of securities held by other persons are not deemed to be outstanding for purposes of determining the percentage of the class of voting securities held by such person. In addition, certain shares may be deemed beneficially owned by more than one person or entity listed in the table. On the record date there were issued and outstanding 17,933,008 shares of common stock, warrants to purchase 428,000 shares of common stock, shares of preferred stock convertible into 4,160,888 shares of common stock, and 163,570 shares of unvested restricted stock.

(2)

Includes (i) 711,341 shares owned of record by Mr. Webster, (ii) 28,000 shares of common stock, purchasable within 60 days upon the exercise of warrants owned of record by Mr. Webster, (iii) 110,702 shares of common stock owned of record by Kestrel Capital, L.P., since Mr. Webster is President of Peregrine Management, LLC, the sole General Partner of Kestrel Capital, L.P., (iv) 4,000 shares of common stock, purchasable within 60 days upon the exercise of the warrants owned by Kestrel Capital, L.P., and (v) 88,298 shares of common stock owned of record by Cerrito Partners, since Mr. Webster is the Managing Partner of Cerrito Partners.

(3)

Includes an award of 8,595 shares of unvested restricted common stock and vested stock options to purchase 1,290 shares of common stock for all non-executive directors. Does not include unvested stock options to purchase 3,012 shares of common stock issuable pursuant to options that have not vested.

(4)	Includes (i) 482,681 shares owned of record by Mr. Ziegler, and (ii) 12,000 shares of common stock, purchasable within 60 days upon the exercise of warrants owned of record by Mr. Ziegler.

(5)

Includes (i) 4,220 shares owned of record by Mr. Harte, (ii) 75,298 shares of common stock owned of record by Spicewood Investment Partners 2004 L.P., of which Mr. Harte is the general partner, (iii) 4,000 shares of common stock, purchasable within 60 days upon the exercise of warrants owned of record by Spicewood Investment Partners 2004 L.P., (iv) 4,745 shares of common stock owned of record by Spicewood Family Partners of which Mr. Harte is the general partner, and (v) 27,469 shares owned of record by the Christopher M. Harte 1992 Family Trust.

(6)

Mr. Cabes is obligated under his employment arrangement with Avista Capital Partners, L.P. to disclaim all rights of ownership to any Geokinetics capital stock he is awarded by the Company and must transfer any shares he receives in his capacity as a director of the Company to Avista. Includes 2,615 shares of common stock owned of record by Mr. Cabes.

(7)	Includes 1,190 shares of common stock owned of record by Mr. Strong.

(8)

Includes (i) 48,000 shares of common stock owned of record by Mr. Miles, (ii) 58,000 shares of unvested restricted stock and (iii) 12,256 shares of vested stock options. Does not include unvested stock options to purchase 25,024 shares of common stock issuable pursuant to options that have not vested.

(9)

Includes (i) 17,500 shares of common stock owned of record by Mr. McCurdy, (ii) 27,000 shares of unvested restricted stock, and (iii) 6,128 shares of vested stock options. Does not include unvested stock options to purchase 12,512 shares of common stock issuable pursuant to options that have not vested.

(10)	Includes (i) 12,206 shares owned of record by Mr. White, and (ii) vested stock options to purchase 6,128 shares of common stock held by the named executive.

(11)

Includes (i) 19,009 shares of common stock owned of record by Mr. Parker, (ii) 27,000 shares of unvested restricted stock and (iii) 6,128 shares of vested stock options. Does not include unvested stock options to purchase 12,512 shares of common stock issuable pursuant to options that have not vested.

(12)	Includes 1,605 shares of common stock owned of record by Mr. Pittman.

(13)

Includes (i)  818,547 shares which include shares owned of record by Maple Leaf Partners, L.P., and  81,178 shares of common stock purchasable within 60 days upon the exercise of warrants owned of record by Maple Leaf Partners, L.P., (ii) 531,683 shares which include shares owned of record by Maple Leaf Offshore, Ltd. and 53,664 shares of common stock, purchasable within 60 days upon the exercise of warrants owned by Maple Leaf Offshore, Ltd., (iii) 59,179 shares which include shares owned of record by Maple Leaf Partners I L.P. and 5,158 shares of common stock, purchasable within 60 days upon the exercise of warrants owned by Maple Leaf Partners I, L.P.

(14)

Includes (i) 2,266,340 shares owned of record by Avista Capital Partners LP and (ii) 597,614 shares owned of record by Avista Capital Partners (Offshore), L.P., a company whose general partner is Avista Capital Partners GP, LLC. Avista Capital Partners GP, LLC is also the general partner of Avista.

(15)

Includes 3,088,505 shares of common stock issuable upon conversion of 208,771 shares of Series B Preferred Stock held by Avista and 814,408 shares of common stock issuable upon conversion of 55,049 shares of the Company’s Series B Preferred Stock held by Avista Capital Partners (Offshore), L.P.   Also includes 189,920 shares of common stock, purchasable within 60 days upon the exercise of warrants owned by Avista and 50,080 shares of common stock, purchasable within 60 days upon the exercise of warrants owned by Avista Capital Partners (Offshore), L.P.

(16)	Includes 2,153,616 shares issued as part of the acquisition of PGS.

Compliance With Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires Geokinetics’ directors, executive officers and persons who own more than ten percent of a registered class of Geokinetics’ equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of the common stock and other equity securities of the Company. Officers, directors, and greater than ten percent beneficial owners are required by SEC regulation to furnish Geokinetics with copies of all Section 16(a) reports they file.

Based solely upon information furnished to Geokinetics and contained in reports filed with the SEC, as well as any written representations that no other reports were required, Geokinetics believes that all SEC reporting obligations of its directors, executive officers and beneficial owners of greater than ten percent were satisfied in compliance with Section 16 of the Exchange Act, during the fiscal year ended December 31, 2009.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee is responsible for determining and approving, on an annual basis, the total compensation level of the CEO and other senior executives, based on its evaluation of Company performance, divisional performance, and the executive’s individual performance relative to pre-established performance goals.  The Senior Executive Incentive Program for the 2009 Plan year provides that: minimum levels of performance must be achieved before bonuses are earned, the amounts of bonus that can be earned in any year are capped, and bonus payouts will accelerate after certain targets are reached to encourage continuing and over achievement.

After reviewing the budget, the Compensation Committee approved the corporate and business unit financial and non-financial performance goals.  The Compensation Committee also established the annual base salaries and minimum target and maximum annual cash incentive bonus levels for each of the executive officers.  After the audited financial and non-financial results are available for the year, the Compensation Committee determines the appropriate funding of the annual cash incentive pool for payment of annual incentive bonuses and the funding of the equity pool for grants of long-term incentive awards.  The Compensation Committee then takes into account the executives’ individual performance to determine the amount of each executive’s annual incentive bonus and the value of his or her long-term incentive awards.  The Compensation Committee will also consider recommendations from the CEO regarding the compensation levels for those executives reporting directly to him.  As required, the Compensation Committee will meet periodically to review, among other things, the compensation programs and recommended changes, the Company’s peer group, proxy and survey benchmarking data, internal pay disparity trends, total compensation profiles for the Company’s CEO and other executive officers, CEO and senior management accountabilities and general compensation trends.

This Compensation Discussion and Analysis provides an explanation of Geokinetics’ compensation philosophy, policies and practices with respect to the Company’s chief executive officer, chief financial officer, and the other two most highly compensated executive officers, who are collectively referred to as the named executive officers (“NEOs”). These named executives include the following individuals:

•          Richard F. Miles, President and Chief Executive Officer (“CEO”)

•          Scott A. McCurdy, Vice President and Chief Financial Officer (“CFO”)

•          Lee Parker, Executive Vice President — Operations

•          James C. White, Executive Vice President —Business Development & Technology

Objectives of Geokinetics’ Executive Compensation Program

Geokinetics’ executive compensation philosophy is based on pay-for-performance. Geokinetics’ performance-based incentive compensation programs provide a cash, or cash and equity, payment to executives when certain Company, business segment and/or individual goals and objectives are achieved.

Geokinetics’ executive compensation programs are designed to achieve the following objectives:

•       Attract and retain talented and experienced executives in the highly competitive seismic industry;

•       Provide a total compensation package which encourages pay-for-performance by aligning the interests of Company executive officers and stockholders to increase stockholder value and reward executive officers when stockholder value increases;

•       Motivate and reward executives whose knowledge, skills and performance are critical to Geokinetics’ success;

•       Ensure fairness among the executive management team by recognizing the contributions each executive makes to Geokinetics’ success;

•       Foster a shared commitment among executives by coordinating Company, team and individual goals and objectives; and

•       Compensate Geokinetics’ executives to manage the business to meet Geokinetics’ long-range objectives.

Executive Officer Compensation

Principal Components of Compensation of Named Executive Officers

The compensation package offered to Geokinetics’ executive officers consists of:

•       Base salary, paid in cash;

•       Incentive compensation under the terms of the Senior Executive Incentive Program established for senior executive officers, paid in cash, or cash and equity; and

•       Long-term incentive equity compensation in the form of stock options or grants of restricted stock.

Geokinetics’ current compensation package is designed to provide a balance between achieving Company business objectives and providing competitive compensation to executives. The cash components—base salary and cash incentive compensation—provide a strong link between Geokinetics’ operational management and financial performance and the compensation that is earned by executives. The equity compensation component is designed to closely align Geokinetics executives’ pay with the interests of Company stockholders and foster employee retention.

The Board of Directors, by and through the Compensation Committee, makes the compensation decisions for the CEO.  Richard F. Miles, Geokinetics’ President and CEO, participates in deliberations with the Compensation Committee with respect to compensation decisions affecting other members of the senior executive management team.

Allocation of Compensation Among the Principal Components

The Compensation Committee strives to offer a competitive base salary, severance and bonus opportunity, and equity awards to the senior executive officers. Geokinetics’ historical practice has been that a greater percentage of the compensation of the most senior members of the management team should be performance-based, which aligns the interests of the executive officers with those of the stockholders. The base salaries of Geokinetics’ executives are determined by evaluating individual performance and contributions as well as comparison to internal peers and external market data for similar roles. An executive’s actual base salary recognizes individual skills, experience, sustained job performance and the individual’s contributions to the organization. Cash incentives link Company and individual performance based upon the achievement of various financial and safety goals and objectives. Historically, equity grants have generally been an event-driven, negotiated process based upon an executive’s involvement and contribution to a major corporate event, such as an acquisition. Currently, Geokinetics does not have a formal program to grant equity awards annually to all executives. Additionally, Geokinetics does not currently have in place any type of equity ownership requirements or guidelines specifying amounts or forms of ownership of Company equity by members of the executive management team.

The Compensation Committee has adopted compensation policies and programs designed to attract, retain and motivate individuals with the skills and experience necessary for Geokinetics to achieve its business objectives. These policies will also serve to link pay with measurable performance, which in turn, should help to align the interests of the executive management team with those of Geokinetics stockholders.

Base Salary

Historically, the Company utilizes salary survey data for benchmark positions for which pay data is readily available from service companies to the oil and gas industry located in Texas and the southwestern United States with annual revenue between $100 million and $1 billion.  For each named executive officer, the Company typically reviews the relevant benchmark position and the salary data from major sources, including from time to time: (1) a national energy industry survey which includes exploration and production companies, oil field service companies, and seismic companies; (2) a confidential seismic industry compensation survey conducted through an industry liaison group in which the Company has participated; and (3) publicly available reports, including from the Economic Research Institute to supplement the Company’s compensation data.  This data is then reviewed by job title, and benchmark salary ranges are established for each position. Each executive’s years of service, years of relevant experience and time in position are evaluated in comparison to the external benchmark ranges to establish the appropriate salary level in comparison to the external data. Following a review of this data, the CEO makes recommendations to the Compensation Committee regarding the base salary of the named executive officers. Due to the economic circumstances existing at the beginning of 2009, the Compensation Committee reviewed the base salaries of the named executive officers and determined that there would be no adjustments for 2009.

Chief Executive Officer

Richard F. Miles has been Geokinetics’ CEO since August 2007.  When Mr. Miles was appointed CEO, the Company did not enter into a new employment agreement with him but maintained his existing agreement.  The Company entered into a two-year employment agreement with Mr. Miles on October 22, 2008, to formalize the employment relationship in his role as CEO. Mr. Miles’ employment agreement provides for an annual base salary of $375,000, which is to be reviewed annually.  Mr. Miles’ base salary was increased to $450,000 effective January 1, 2010.

Chief Financial Officer

Scott A. McCurdy has been Geokinetics’ CFO since the Grant acquisition in September 2006. Mr. McCurdy’s three-year employment agreement, effective on September 8, 2006, provided for an annual base salary of $200,000, which was reviewed and increased to $225,280 in April 2008 as part of the annual performance evaluation process.  The agreement expired in 2009 and the Company entered into a new employment agreement with Mr. McCurdy on March 22, 2010.  The new agreement provides for an annual base salary of $275,040 effective January 1, 2010, which is to be reviewed annually.

Other Officers

Lee Parker has served as Executive Vice President since September 2007.  Mr. Parker’s three-year employment agreement effective on September 8, 2006, provided an initial annual salary of $160,000 and in August 2007, Mr. Parker’s base salary was increased to $210,000 annually, in conjunction with his promotion to Executive Vice President — International Operations.  Mr. Parker’s salary was increased to $227,688 in April 2008 as part of the annual performance evaluation process.  On March 1, 2009, Mr. Parker was appointed to the position of Executive Vice President — Operations and no salary adjustment was made at that time.  The agreement expired in 2009 and the Company entered into a new employment agreement with Mr. Parker on March 22, 2010.  The new agreement provides for an annual base salary of $285,000 effective January 1, 2010, which is to be reviewed annually.

James C. White served as Geokinetics’ Executive Vice President since March 5, 2007.  Mr. White’s three-year employment agreement executed in December 2005 provided for an annual base salary of $220,000, which was reviewed annually. On September 20, 2006, Mr. White’s base salary was increased to $260,000 as part of the Grant acquisition. Mr. White’s salary was increased to $300,000 in April 2008 as part of the annual performance evaluation process. On March 1, 2009, Mr. White was appointed to the position of Executive Vice President — Business Development & Technology and no salary adjustment was made at that time.  On August 25, 2009, Mr. White resigned from the Company effective February 15, 2010.

Bonus Compensation

In 2009, the Company utilized a performance-based variable compensation program for all key staff, management and executives.  Under this program, a bonus pool is created annually based on a target percentage of each employee’s salary in accordance with the provisions described in the Company’s total compensation program. The bonus targets are distributed in accordance with each employee’s organizational grade.  The achievement of targets is based on corporate performance, business unit performance and personal performance.  Bonus eligible employees are measured on at least two, but no more than three, of these components.

Historically in the first quarter of each year, Executive Management presents key performance indicators (“KPIs”) for the Company and for each strategic business unit to the Compensation Committee for approval and recommendation to the Board of Directors.  These KPIs may include, but are not limited to, annual revenue targets, annual Earnings before Income Taxes, Depreciation and Amortization (“EBITDA”) targets, earnings per share (“EPS”) targets, return on investment (“ROI”) for capital expenditures, annual safety metrics, or other annual business goals as defined by the Board of Directors.  However, the Company retains discretion to compensate certain key executives to adjust for unusual business circumstances such as a significant change in business climate after the KPIs were established or to retain critically skilled individuals.  This exception notwithstanding, these payments must be approved by the Compensation Committee and must fall within the individual’s compensation target range.

For 2009, the Compensation Committee established three KPIs: (a) 2009 annual EBITDA of $88,844,000, (b) 2009 annual revenues of $572,819,000, and (c) 2009 total recordable incident rate of less than 3.7. For 2009, the KPI’s for Executive Management were weighted 50% for EBITDA, 25% for revenues, and 25% for safety.  The Company must reach at least 75% of its target KPIs before any compensation may be paid out under the plan.  If the Company reaches 125% of the target KPIs, the executives will be paid 200% of their target compensation, respectively. The 2009 target compensation for Mr. Miles, McCurdy, Parker and White was set at 75%, 60%, 60% and 60%, respectively of their 2009 base compensation.

Additionally, each named executive officer sets personal goals and objectives with his supervisor.  The CEO sets his personal goals with the Compensation Committee, and he also reviews the goals of his direct reports with the Compensation Committee. These personal goals will vary for each individual but may include specific objectives around business development, human capital management, safety, key project management, training, or organizational change implementation.  The bonus payable based on the achievement of the KPIs described above may be increased or decreased by the Compensation Committee within the executive’s target range based upon the achievement of the executive’s personal goals.

Geokinetics has not historically paid guaranteed bonuses to its executive officers except in unusual circumstances.  The Company has from time to time paid signing or retention bonuses in connection with the initial hiring or appointment of an executive officer, or a change in an individual’s position and responsibilities.  The bonus compensation payments for fiscal 2009 shown in the Summary Compensation Table were paid out in accordance with the 2009 plan.

Equity Compensation

The historical practice of Geokinetics’ Board has been to grant equity-based awards to attract, retain, motivate and reward employees, particularly executive officers, and to encourage their ownership of an equity interest in Geokinetics. To date, such grants have consisted of incentive stock options, non-qualified stock options and restricted stock. Generally, the Board has granted awards of stock options or restricted stock to executive officers upon their appointment as executive officers, with the Company’s obligation to grant the awards typically memorialized in an offer letter, employment agreement or an addendum to an employment agreement, entered into with the applicable executive officer. On July 29, 2009, Mr. Miles received a grant of 42,000 shares of restricted stock which will vest equally over three years.  Also on July 29, 2009, Mr. McCurdy and Mr. Parker received grants of 24,000 shares, respectively, of restricted stock which will vest equally over three years.  Geokinetics has not historically had a plan that requires the Company to grant equity-based awards to executive management on specified dates.

At the request of the Compensation Committee, in 2009 we sought stockholder approval of a one-time stock option repricing and exchange program (“Option Exchange”).  Under the Option Exchange, all our employees, including executive officers but not Directors, who received incentive stock options in December 2007 with an exercise price of $28.00 (“ISOs”), were eligible to participate.  As of March 31, 2009, our common stock closed at a market price of $3.27, resulting in all of these ISOs being underwater.

The Compensation Committee believed that these underwater ISOs no longer served as an effective incentive to motivate and retain our employees.  We believe our employees currently considered these options as having little or no value.   Continuing to retain these ISOs would deliver minimal retention or incentive value to the option holders and provided limited opportunity to recapture value from the associated compensation expense unless the ISOs are surrendered or cancelled.

At our Annual Meeting of Stockholders in 2009, our shareholders approved the Option Exchange and on June 26, 2009, the Company commenced the Option Exchange.  Eligible employees (including executive officers, but excluding Directors) were provided the opportunity to surrender ISOs with an exercise price of $28.00 in exchange for a lesser amount of replacement incentive stock options with a lower exercise price.  The Option Exchange expired at 5:00 p.m., Central, on July 27, 2009.  Pursuant to the Option Exchange, 238,850 eligible ISOs were tendered, representing 99.3% of the total ISOs eligible for exchange in the Option Exchange.  On July 27, 2009, the Company granted an aggregate of 218,178 new stock options in exchange for eligible ISOs surrendered in the Option Exchange.  The exchange ratio for options was 0.92 replacement options to 1 eligible ISO.  The exercise price of the new stock option is $14.73, which was the closing price of Geokinetics common stock on July 27, 2009, as reported by the NYSE Amex market.  Under the Option Exchange, Mr. Miles exchanged 34,000 eligible incentive stock options for 31,280 replacement options, and Messrs. McCurdy, Parker and White each exchanged 17,000 eligible incentive stock options for 15,640 replacement options.

Historically, Geokinetics has not made grants of equity-based awards that were timed to precede or follow the release or withholding of material non-public information but were made in conjunction with key acquisitions and corporate actions designed to retain key personnel. It is possible that Geokinetics may establish programs or policies regarding the timing of equity-based awards in the future. The authority to make equity-based awards to executive officers rests with the Compensation Committee, which may consider the recommendations of the CEO, an independent compensation consultant and other executive officers.

Severance and Change of Control Payments

Geokinetics’ Board believes that in certain instances it should provide reasonable severance benefits to Company employees, recognizing that it may be difficult for them to find comparable employment within a short period of time.  Further, in certain instances the Company may provide reasonable severance benefits to a Company employee in consideration for a noncompetition agreement  The Board also believes it prudent that the Company should disentangle itself as soon as practicable from employees whose employment terminates. The Company’s historical practice for employees has been to make the termination of an employee effective at the expiration of a required advance notice period. In some situations, the termination of an employee is effective immediately upon the communication of the termination. In such cases, Geokinetics has continued to pay, on a post-termination basis, base salary compensation to the terminated employee under his or her employment agreement, if any, for the specified advance notice period.

Geokinetics employment agreements with the named executives provide for substantial payments in the event of termination of their respective employment agreements or, in some instances, if Geokinetics undergoes a change of control. The compensation due to the specific executive officer in the event of the termination varies depending on the nature of the termination and the type and timing of the termination. Additionally, the compensation due to the specific executive officer in the event of a change in control varies depending on the nature of the change in control and the resulting material impact to such executive’s title, duties or a negative impact on overall compensation. For additional information regarding the termination and change in control provisions of an individual executive’s employment agreement, refer to “Potential Payments Upon Termination or Change in

Control” discussed later.  In 2009 and 2010, the Company moved towards removing Change of Control provisions from most executive employment agreements and/or requiring a double trigger for severance payments.

Other Benefits

Geokinetics believes that establishing competitive benefit packages for its employees is an important factor in attracting and retaining highly qualified personnel. Executive officers are eligible to participate in all of the employee benefit plans, including Company-paid medical, dental, vision, group life and accidental death and dismemberment insurance and the 401(k) plan, on the same basis as other employees.  Additionally, Geokinetics currently provides a matching contribution up to 4.5% on a 6.0% employee contribution under its 401(k) and international retirement plans. Geokinetics does not offer pension or retirement benefits. International officers and employees may have slightly different employee benefit plans than those offered domestically, typically based on certain legal requirements in that specific country.

Perquisites

Geokinetics does not have a formal process for its Board or Compensation Committee to regularly review the perquisites received by members of senior management as it has tried to eliminate most perquisites. Generally, perquisites are minimized and limited to items that support business development or allow for efficient time and resource management to enhance the productivity of the executive management team. The perquisites received by each senior executive are determined by his individual employment agreement. The specific perquisites which certain members of the executive management team are currently receiving or have received in the past include:

•       Reimbursement for all reasonable travel, entertainment and other expenses incurred in connection with the performance of his duties and obligations under his employment agreement;

•       Effective January 1, 2008, Geokinetics eliminated the monthly automobile allowance and added this amount to each executive’s base salary; and

•       Effective December 31, 2008, Geokinetics eliminated paid membership in a lunch or country club of the executive’s choice.

Board Process

For the 2009 Plan year, Mr. Miles participated in deliberations with the Compensation Committee concerning executive officer compensation.  The Compensation Committee approves all compensation and awards to the CEO, CFO, the CEO’s direct reports, and certain Vice Presidents of the various business segments. With respect to equity compensation awarded to other employees, the Compensation Committee grants awards generally based on the recommendation of the CEO or other executive officers.

Compensation Committee Report

We have reviewed and discussed with management certain Compensation Discussion and Analysis provisions to be included in the Company’s 2010 proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934. Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the Compensation Discussion and Analysis referred to above be included in the Company’s proxy statement.

Compensation Committee,

Gary M. Pittman (Chairman)
Robert L. Cabes, Jr.
Christopher M. Harte

Summary Compensation Table

The following table sets forth information regarding compensation earned in or with respect to the last three fiscal years by:

•       each person who served as the chief executive officer in 2009;

•       each person who served as the chief financial officer in 2009; and

•       the two most highly compensated executive officers, other than the chief executive officer and chief financial officer, who were serving as an executive officer at the end of 2009.

				Stock	Option	All Other
		Salary	Bonus	Awards	Awards	Compensation	Total
Name and Principal Position	Year	($)	($)	($)(1)(2)(3)	($)(4)	($)(5)	($)

Richard F. Miles,	2009	$375,000	$220,000	$657,480	$398,507	$—	$1,650,987
President and CEO	2008	$366,618	$230,000	$67,200	$—	$104,140	$767,958
	2007	$336,672	$180,978	$—	$—	$4,800	$522,450

Scott A. McCurdy,	2009	$225,281	$125,000	$372,090	$199,254	$—	$921,625
Vice President and CFO	2008	$220,160	$155,000	$—	$	$34,346	$409,506
	2007	$200,000	$115,489	$—	$	$4,800	$320,289

James C. White,	2009	$300,000	$102,000	$—	$199,254	$—	$601,254
Executive Vice President	2008	$291,000	$175,000	$—	$	$20,015	$486,015
	2007	$260,000	$200,000	$—	$	$15,600	$475,600

Lee Parker,	2009	$227,688	$155,000	$372,090	$199,254	$—	$954,032
Executive Vice President	2008	$224,466	$175,000	$—	$	$23,524	$422,990
	2007	$190,000	$130,000	$—	$	$4,800	$324,800

(1) These amounts reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.  As part of the 2009 bonus, the named executives received restricted stock awards in place of a portion of the cash bonus.  Mr. Miles received 6,000 shares; Mr. McCurdy received 3,000 shares; and Mr. Parker received 3,000 shares.  Mr. White only received a cash bonus.  The restricted stock, which has an effective date of March 2, 2010 will vest equally on May 15, 2011 and May 15, 2012.  The value of the award is based on the closing stock price of $8.43 for March 1, 2010.

(2) On July 29, 2009, the Board awarded 42,000 shares of restricted stock to Mr. Miles, 24,000 shares of restricted stock to Mr. McCurdy and 24,000 shares of restricted stock to Mr. Parker.  The restricted stock award will vest equally on November 15, 2010, 2011 and 2012.  The value of the award is based on the closing stock price of $14.45 for July 29, 2009.

(3)  On October 21, 2008, the Board awarded 10,000 shares of restricted stock to Mr. Miles. The restricted stock award will vest equally over a three year period following the completion of certain performance-based criteria.  Geokinetics stock closed at $6.72 on October 21, 2008. The value of the stock award is determined by multiplying the number of shares awarded at the $6.72 closing price. Mr. Miles paid $0.01 per share of stock received for a total of $100.

(4) On July 27, 2009, the Company granted replacement incentive stock options in exchange for eligible incentive stock options as part of an option repricing.  Mr. Miles was granted 31,280 ISOs, Mr. McCurdy 15,640 ISOs; Mr. White 15,640 ISOs and Mr. Parker 17,000 ISOs with a fair market value of $12.74 per share.  The exercise price of the new stock option is $14.73, which was the closing price of Geokinetics common stock on July 27, 2009, as reported by the NYSE Amex market.  The replacement stock options have a replacement three-year vesting schedule, such that 20% vested on November 15, 2009, 35% will vest on November 15, 2010, and 45% will vest on November 15, 2011.  These options replaced grants of incentive stock options to executives and key employees on December 10, 2007 to vest ratably in the following increments — 15%, 15%, 30% and 40% over a four year period starting on November 15, 2008 and ending on November 15, 2011.

(5) Additional benefits received by the executive may include 401(k) Company match, paid life insurance and country club membership.  No amounts of executive compensation are deferred under the 401(k) plan.  In 2008, Messrs. Miles, McCurdy and Parker received $78,816, $25,820 and $15,763, respectively, as final payments related to the Grant acquisition upon the release of funds from escrow. Under the 401(k) match, Messrs. Miles, McCurdy, White and Parker received $17,144, $8,286, $12,615, and $7,461, respectively.  In 2008, Messrs. Miles and White received reimbursement in the amount of approximately $6,200 and $6,900, respectively, for country club memberships. Premiums  are paid by the Company for life insurance that exceeds $50,000, are taxable by the IRS and appear on an employees’ earning statement.  In 2008, the amount of taxable premiums for Messrs. Miles, McCurdy, White and Parker were $1,980, $240, $500, and $300, respectively. In 2007, Mr. White received reimbursement of $3,600 for life insurance and $7,200 for country club membership.

Executive Employment Arrangements

Geokinetics is a party to the following employment agreements with the named executive officers as of December 31, 2009. Various provisions of these employment agreements have been discussed in previous sections. The cash component, which consists of the base salary and the incentive bonus, represent the largest proportion of the overall compensation package for each executive.

Geokinetics is a party to a two-year employment agreement dated October 22, 2008, with Richard F. Miles, pursuant to which Mr. Miles agreed to serve as the President and Chief Executive Officer. The compensation payable to Mr. Miles under the employment agreement consists of: (i) an annual base salary of $375,000 per year (reviewed annually) and (ii) participation in the Company’s bonus program with a limit of 150% of base salary.  Mr. Miles is also entitled to a lump sum payment equal to two times his current base salary if Geokinetics terminates Mr. Miles’ employment for any reason other than for cause, and two times his highest historical base salary and most recent annual bonus in the event that the Company terminates his employment or he is asked to take a lesser position as a result of a change in control. The employment agreement also provides that Mr. Miles will not compete in the seismic services industry globally during his employment and for two years after a voluntary termination of employment by Mr. Miles.

Geokinetics was a party to a three-year employment agreement, dated August 16, 2006 and effective September 8, 2006, with Scott A. McCurdy, pursuant to which Mr. McCurdy agreed to serve as the Vice President and Chief Financial Officer of the Company. The compensation payable to Mr. McCurdy under the employment agreement consisted of: (i) an annual base salary of $200,000 per year (reviewed annually), (ii) participation in the Senior Executive Incentive Program up to an annual bonus limit of two times base salary and (iii) an award of 17,500 restricted shares of Geokinetics Common Stock, which restrictions will be lifted in three equal annual installments beginning September 8, 2007. Mr. McCurdy also was entitled to a lump sum payment equal to one times his current base salary plus his most recent annual non-zero cash bonus if Geokinetics terminated his employment for any reason other than for cause. The employment agreement also provided that Mr. McCurdy will not compete in the seismic services industry during his employment and for one year after a voluntary termination of employment by Mr. McCurdy.  Pursuant to its terms, Mr. McCurdy’s employment agreement terminated on September 8, 2009.  Geokinetics and Mr. McCurdy entered into a new employment agreement on March 22, 2010, which provides for an annual base salary of $275,040 effective January 1, 2010, to be reviewed annually.

Geokinetics was a party to a three year employment agreement dated August 10, 2006 and effective September 8, 2006, with Lee Parker, pursuant to which Mr. Parker agreed to serve as Vice President—Technology.  The compensation payable to Mr. Parker consisted of: (i) an annual base salary of $160,000 per year (reviewed annually) and (ii) participation in an executive incentive program up to an annual bonus limit of two times base salary. Mr. Parker also was entitled to compensation equal to one times his current base salary plus his most recent bonus if Geokinetics severed his employment for any reason other than for cause. The employment agreement also provided that Mr. Parker will not compete in the seismic services industry during his employment and for 12 months after a voluntary termination of employment by Mr. Parker.  Pursuant to its terms, Mr. Parker’s employment agreement terminated on September 8, 2009.  Geokinetics and Mr. Parker entered into a new employment agreement on March 22, 2010, which provides for an annual base salary of $285,000 effective January 1, 2010, to be reviewed annually.

Equity-Related Compensation

2009 Grants of Plan-Based Awards

Set forth in the table below is information regarding:

•       Cash amounts that could have been received in 2009 by the named executive officers under the terms of the senior management incentive compensation plans or individual employment agreements; and

•       Stock option or restricted stock awards granted by the Compensation Committee to the named executive officers in 2009, reflected on an individual grant basis.

All awards were granted under the 2007 Plan.  These grants represent all of the awards to the named executive officers under any plan during or with respect to 2007, 2008 and 2009.

Equity Related Compensation

Name and Principal Position	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($/Sh)	Closing Market Price on Grant Date
Richard F. Miles,	3/2/2010	6,000	—	$—	$8.43
President and CEO	7/29/2009	42,000	—	$—	$14.45
	7/29/2009	—	31,280	$14.73	$12.74
	10/21/2008	10,000	—	$—	$6.72

Scott A. McCurdy,	3/2/2010	3,000	—	$—	$8.43
Vice President and CFO	7/29/2009	—	15,640	$14.73	$12.74
	7/29/2009	24,000	—	$—	$14.45

James C. White,	7/29/2009	—	15,640	$14.73	$12.74
Executive Vice President

Lee Parker,	3/2/2010	3,000	—	$—	$8.43
Executive Vice President	7/29/2009	—	15,640	$14.73	$12.74
	7/29/2009	24,000	—	$—	$14.45

Outstanding Equity Awards as of December 31, 2009

The following table provides information as of December 31, 2009, regarding vested and unvested stock options and restricted stock awards held by each of the named executive officers.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested (1)
Richard F. Miles,	7/29/2009	12,256	25,024	$14.73	12/10/2013
President and CEO	7/29/2009					42,000	$404,040
	10/21/2008					10,000	$96,200

Scott A. McCurdy,	7/29/2009	6,128	12,512	$14.73	12/10/2013	—	$—
Vice President and CFO	7/29/2009					24,000	$230,880

James C. White,	7/29/2009	6,128	12,512	$14.73	12/10/2013	—	$—
Executive Vice President

Lee Parker,	7/29/2009	6,128	12,512	$14.73	12/10/2013	—	$—
Executive Vice President	7/29/2009					24,000	$230,880

(1) The market value is determined by the closing stock price of $9.62 on December 31, 2009.  With respect to the 10,000 shares of restricted stock granted to Mr. Miles on October 21, 2008, those shares will vest in three installments: the first installment of 3,333 shares will vest on the first Company vesting date (November 15th or May 15th) following a period of 90 consecutive trading days within which the average closing price of the Company’s stock is $18.00 per share or higher; the second installment of 3,333 shares will vest 12 months after the first installment vesting date; and the final installment of 3,334 shares will vest 24 months after the first installment vesting date.

Options Exercised and Stock Vested as of December 31, 2009

The following table provides information as of December 31, 2009, regarding options exercised and vested stock awards held by each of the named executive officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
Richard F. Miles, President and CEO	—	$—	6,667	$114,672
Scott A. McCurdy, Vice President and CFO	—	$—	5,834	$100,345
James C. White, Executive Vice President	—	$—	3,334	$57,345
Lee Parker, Executive Vice President	—	$—	3,334	$57,345

(1) The final one-third of the restricted stock awards vested on September 8, 2009. The closing stock price on September 8, 2009 was $17.20.

Pension Benefits

None of the named executive officers are covered by a pension plan or other similar benefit plan that provides for payments or other benefits at, following, or in connection with retirement.

Nonqualified Deferred Compensation

None of the named executive officers are covered by a defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

As previously discussed, although the Company does not have any formal deferred compensation arrangements, to address the application of Section 409A of the Internal Revenue Code of 1986 and to ensure compliance therewith, the Company reviewed its compensation plans to identify any potential deferred compensation issues.

Potential Payments Upon Termination or Change in Control

Geokinetics has entered into an employment agreement with Richard F. Miles that requires the Company to make payments upon the severance of employment or a change in control of the Company. The specific payment amount and the benefit levels received by Mr. Miles is determined under the provisions of his particular employment agreement. As discussed above, at previous times, Geokinetics has been a party to effective employment agreements with other named executive officers.  However, at this time, Mr. Miles is the only named executive office party to an effective employment agreement with Geokinetics.

Chief Executive Officer—Richard F. Miles

Under his employment agreement effective October 22, 2008, if his employment is severed for any reason other than for cause, Mr. Miles is entitled to receive as compensation a sum equal to two times his annual base salary.  In the event his employment was severed on December 31, 2009, Mr. Miles would have received $750,000, payable over 24 months.  Additionally, Geokinetics would have continued to pay for his medical insurance coverage at the existing level for two years following his termination date, which had an estimated value of $6,000.

Geokinetics’ employment agreement with Mr. Miles prohibits him from competing in the seismic services industry during the term of his employment and for a period of two years after the termination of his employment either at the Company’s election or if he voluntarily leaves. The non-compete is global. His employment agreement also includes an executed non-disclosure and confidentiality agreement with respect to disclosure of Geokinetics’ proprietary or confidential information.

Director Compensation

For 2009, each incumbent non-employee director received an annual retainer of $25,000 and each director is also entitled to receive $1,000 per Board meeting attended in person or by telephone.  An additional stipend of $15,000 was received by the Chairman; $15,000 for the Audit Committee Chairman; $15,000 for the Compensation Committee Chairman; $5,000 for the Nominating and Governance Committee Chairman; and each Committee member is entitled to receive $500 per Committee meeting attended in person or by telephone.  An additional stipend of $45,000 was earned by Mr. Pittman for service on an Independent Special Committee of the Board of Directors related to the financing of the acquisition of the on-shore seismic acquisition and multi-client library business of PGS.

The Board grants future equity awards to directors on an annual basis in an amount recommended by the Compensation Committee and approved by the full Board.  In June 2009, the Compensation Committee recommended an award of 4,000 shares of restricted stock to the directors for 2009.  The value of the restricted stock price was based on the closing stock price of $13.17 on June 29, 2009.  The restricted stock will vest equally over four years on May 15, 2010, 2011, 2011 and 2012.

There is no deferred compensation for directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
William R. Ziegler Chairman of the Board;	$50,500	$52,680	$103,180
Gary M. Pittman Chairman of Compensation Committee	$102,500	$52,680	$155,180
Christopher M. Harte Chairman of Corporate Governance and Nominating Committee	$40,000	$52,680	$92,680
Steven A. Webster, Director	$35,000	$52,680	$87,680
Robert L. Cabes, Jr., Director (1)	$37,000	$52,680	$89,680
Christopher D. Strong Chairman of Audit Committee	$53,000	$52,680	$105,680

(1)   Mr. Cabes is obligated under his employment arrangement with Avista Capital Holdings LP to transfer any remuneration he receives as a director of the Company to Avista.

OTHER BUSINESS

The Board of Directors knows of no other business to be brought before the Annual Meeting other than the proposals set forth in this proxy statement. If any other proposals come before the meeting, the shares represented by proxies shall be voted in accordance with the judgment of the person or persons exercising the authority conferred by the proxies.

By Order of the Board of Directors

/s/ WILLIAM L. MOLL, JR.
William L. Moll, Jr.
Corporate Secretary

Houston, Texas
March 26, 2010

EXHIBIT A

GEOKINETICS INC.

2010 STOCK AWARDS PLAN

(As Effective April 1, 2010)

i

GEOKINETICS INC.
2010 STOCK AWARDS PLAN

SECTION 1.

GENERAL PROVISIONS RELATING TO
PLAN GOVERNANCE, COVERAGE AND BENEFITS

1.1                               Background and Purpose

Geokinetics Inc., a Delaware corporation (the “Company”), has adopted this plan document, entitled “Geokinetics Inc. 2010 Stock Awards Plan” (the “Plan”), effective as of April 1, 2010 (the “Effective Date”).

The purpose of the Plan is to foster and promote the long-term financial success of the Company and to increase stockholder value by: (a) encouraging the commitment of selected key Employees, Consultants and Outside Directors, (b) motivating superior performance of key Employees, Consultants and Outside Directors by means of long-term performance related incentives, (c) encouraging and providing key Employees, Consultants and Outside Directors with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company’s stockholders, (d) attracting and retaining key Employees, Consultants and Outside Directors by providing competitive compensation opportunities, and (e) enabling key Employees, Consultants and Outside Directors to share in the long-term growth and success of the Company.

The Plan provides for payment of various forms of compensation. It is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Plan will be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.

The Plan will remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 7.7, until all Shares subject to the Plan have been purchased or acquired according to its provisions. However, in no event may an Incentive Stock Option be granted under the Plan after the expiration of ten (10) years from the Effective Date to the extent required by Code Section 422(b)(2).

1.2                               Definitions

The following terms shall have the meanings set forth below:

(a)                                  1934 Act.  The Securities Exchange Act of 1934, as amended.

(b)                                  Affiliate.  Any person or entity that is a member of the same controlled group of corporations or other entities with the Company, as determined under Code Section 414.

(c)                                  Authorized Officer.  The Chairman of the Board, the CEO or any other senior officer of the Company to whom either of them delegate the authority to execute any Incentive Agreement for and on behalf of the Company. No officer or director shall be an Authorized Officer with respect to any Incentive Agreement for himself.

(d)                                  Award.  A grant of an award under the Plan to a Holder, individually or collectively, including any Nonqualified Stock Option, Incentive Stock Option (ISO), Stock Appreciation Right (SAR), Restricted Stock Award, Restricted Stock Unit, Phantom Stock Award or Other Stock-Based Award, as well as any Supplemental Payment with respect thereto.

(e)                                  Board.  The then-current Board of Directors of the Company.

(f)                                    Cause.  When used in connection with the termination of a Holder’s Employment, shall mean any of the following: (1) a failure by Holder to carry out, or malfeasance or insubordination in carrying out, reasonably assigned duties or instructions consistent with Holder’s position; (2) Holder’s conviction by a court of competent jurisdiction of a crime involving moral turpitude or a felony or entering the plea of nolo contendere to such crime by the Holder; (3) the commission by the Holder of a demonstrable act of fraud, or a demonstrable misappropriation of funds or property, of or upon the Company or any Affiliate; (4) the knowing engagement by the Holder, without the written approval of the Board, in any material activity that competes with the business of the Company or any Affiliate, or which would result in a material injury to the business or reputation of the Company or any Affiliate; for purposes of this definition, no act or failure to act on Employee’s part shall be deemed “willful” or “knowing” unless it is done or omitted by Employee without the Employee’s reasonable belief that such action or omission was in the best interest of the Company or an Affiliate (assuming disclosure of the pertinent facts, any action or omission by Holder after consultation with, and in accordance with the advice of, legal counsel reasonably acceptable to the Company shall be deemed to have been taken in good faith and to not be willful or knowing for purposes of this Agreement).

(g)                                 CEO.  The then-current Chief Executive Officer of the Company.

(h)                                 Change in Control.  Any of the events described in and subject to Section 6.8.

(i)                                    Change in Control Value.(i) The per Share price offered to stockholders of the Company in any merger, consolidation, reorganization, sale of assets or dissolution transaction, (ii) the per Share price offered to stockholders of the Company in any tender offer or exchange offer whereby a Change in Control takes place, or (iii) if a Change in Control occurs other than pursuant to clauses (i) or (ii) above, the Fair Market Value per Share of the Shares into which Awards are exercisable, as determined by the Committee, whichever is applicable.  In the event that the consideration offered to stockholders of the Company consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

(j)                                    Code.  The Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulations under such section.

(k)                                Committee.  The Board or any committee appointed by the Board to administer the Plan.  If the Company is a Publicly Held Corporation, the Plan shall be administered by the Committee appointed by the Board consisting of not less than two directors who fulfill the “nonemployee director” requirements of Rule 16b-3 and the “outside director” requirements of Code Section 162(m). In either case, the Committee may be the Compensation Committee of the Board, or any subcommittee of the Compensation Committee, provided that the members of the Committee satisfy the requirements of the previous provisions of this paragraph.

The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.

Notwithstanding the preceding paragraphs of this Section 1.2(j), the term “Committee” as used in the Plan with respect to any Award for an Outside Director shall refer to the entire Board.  In the case of an Award for an Outside Director, the Board shall have all the powers and responsibilities of the Committee hereunder as to such Award, and any actions as to such Award may be acted upon only by the Board (unless it otherwise designates in its discretion). When the Board exercises its authority to act in the capacity as the Committee hereunder with respect to an Award for an Outside Director, it shall so designate with respect to any action that it undertakes in its capacity as the Committee.

(l)                                    Common Stock.  The common stock of the Company, $0.001 par value per share, and any class of common stock into which such common shares may hereafter be converted, reclassified or recapitalized.

(m)                              Company.  Geokinetics Inc., a corporation organized under the laws of the State of Delaware, and any successor in interest thereto.

(n)                                 Consultant.  An independent agent, consultant, attorney, or any other individual who is not an Outside Director or an Employee and who, in the opinion of the Committee, is (i) in a position to contribute to the growth or financial success of the Company (or any Parent or Subsidiary), (ii) is a natural person and (iii) provides bona fide services to the Company (or any Parent or Subsidiary), which services are not in connection with the offer or sale of securities in a capital raising transaction, and does not directly or indirectly promote or maintain a market for the Company’s securities.

(o)                                  Covered Employee.  A named executive officer who is one of the group of covered employees, as defined in Code Section 162(m) and Treasury Regulation Section 1.162-27(c) (or its successor), during any period that the Company is a Publicly Held Corporation.

(p)                                  Director.  An individual elected to the Board by the stockholders of the Company or by the Board under applicable corporate law who is serving on the Board on the date the Plan is adopted by the Board or is elected to the Board after such date.

(q)                                  Disability.  As determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Holder that would entitle him to payment of disability income payments under the Company’s long term disability insurance policy or plan for employees, as then effective, if any; or in the event that the Holder is not covered, for whatever reason, under the Company’s long-term disability insurance policy or plan, “Disability” means a permanent and total disability as defined in Code Section 22(e)(3). A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Holder shall submit to any reasonable examination(s) required in the opinion of such physician.

(r)                                  Employee.  Any employee of the Company (or any Parent or Subsidiary) within the meaning of Code Section 3401(c) including, without limitation, officers who are Directors.

(s)                                  Employment.  Employment means that the individual is employed as an Employee, or engaged as a Consultant or Outside Director, by the Company (or any Parent or Subsidiary), or by any corporation issuing or assuming an Award in any transaction described in Code Section 424(a), or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Award, as the parent-subsidiary relationship shall be determined at the time of the corporate action described in Code Section 424(a). In this regard, neither the transfer of a Holder from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Holder from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Holder. Moreover, the Employment of a Holder shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, or health, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or written agreement.

The term “Employment” for purposes of the Plan shall include (i) active performance of agreed services by a Consultant for the Company (or any Parent or Subsidiary) or (ii) current membership on the Board by an Outside Director.

All determinations hereunder regarding Employment, and termination of Employment, shall be made by the Committee in its discretion.

(t)                                    Fair Market Value.  While the Company is a Publicly Held Corporation, the Fair Market Value of one Share on the date in question shall be (i) the mean of the high and low sales prices on such day for a Share as quoted on the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or the national securities exchange on which Shares are then principally listed or admitted to trading, or (ii) if not quoted on a national securities exchange, the average between the reported high and low or the closing bid and asked prices for a Share as quoted by the National Quotation Bureau’s “Pink Sheets” or the National Association of Securities Dealers’ OTC Bulletin Board System.  If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported.

If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Value of the Common Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Committee in its discretion as it deems appropriate.  In this respect, the Committee may rely on such financial data, appraisals, valuations, experts, and other sources as, in its sole and absolute discretion, it deems advisable under the circumstances.  With respect to Stock Options, SARs, and other Awards subject to Code Section 409A, such Fair Market Value shall be determined by the Committee consistent with the requirements of Section 409A in order to satisfy the exception under Section 409A for stock rights.

(u)                                 Holder.  Any Employee, Consultant or Outside Director who has been granted an Award under the Plan.

(v)                                   Immediate Family.  With respect to a Holder, the Holder’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.

(w)                                Incentive Agreement.  The written agreement entered into between the Company and the Holder setting forth the terms and conditions pursuant to which an Award is granted under the Plan, as such agreement is further defined in Section 6.1, including an Option Agreement, Phantom Stock Award Agreement, Restricted Stock Agreement, Restricted Stock Unit Agreement, and Stock Appreciation Rights Agreement.

(x)                                  Incentive Stock Option or ISO.  A Stock Option granted by the Committee to an Employee under Section 2 which is designated by the Committee as an Incentive Stock Option and intended to qualify as an Incentive Stock Option under Code Section 422.

(y)                                  Insider.  If the Company is a Publicly Held Corporation, an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the 1934 Act, all as defined under Section 16 of the 1934 Act.

(z)                                  Nonqualified Stock Option.  A Stock Option granted by the Committee to a Holder under Section 2 that is not designated by the Committee as an Incentive Stock Option.

(aa)                            Option Agreement.  A written Incentive Agreement between the Company and a Holder with respect to a Stock Option.

(bb)                            Option Price.  The exercise price at which a Share may be purchased by the Holder of a Stock Option.

(cc)                            Other Stock-Based Award.  An award granted by the Committee to a Holder under Section 4.1 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(dd)                            Outside Director.  A Director who is not, at the time of grant of an Award, an Employee of the Company or any Parent or Subsidiary.

(ee)                            Parent.  Any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of grant of the Award, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(ff)                                Performance-Based Award.  A grant of an Award under the Plan pursuant to Section 5 that is intended to satisfy the Performance-Based Exception.

(gg)                          Performance-Based Exception.  The performance-based exception from the tax deductibility limitations of Code Section 162(m), as prescribed in Code Section 162(m) and Treasury Regulation Section 1.162-27(e) (or its successor), which is applicable during such period that the Company is a Publicly Held Corporation.

(hh)                          Performance Criteria.  The business criteria that are specified by the Committee pursuant to Section 5 for an Award that is intended to qualify for the Performance-Based Exception; the satisfaction of such business criteria during the Performance Period being required for the grant and/or vesting of the particular Award to occur, as specified in the particular Incentive Agreement.

(ii)                                Performance Period.  A period of time determined by the Committee over which performance is measured for the purpose of determining a Holder’s right to, and the payment value of, any Award that is intended to qualify for the Performance-Based Exception.

(jj)                                Phantom Stock Award.  An award granted by the Committee to a Holder under Section 4.1 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(kk)                        Phantom Stock Award Agreement.  A written Incentive Agreement between the Company and a Holder with respect to a Phantom Stock Award.

(ll)                                Plan.  Geokinetics Inc. 2010 Stock Awards Plan, as effective on the Effective Date, which is set forth herein and as it may be amended from time to time.

(mm)                    Plan Year.  The calendar year.

(nn)                          Publicly Held Corporation.  A corporation issuing any class of common equity securities required to be registered under Section 12 of the 1934 Act.

(oo)                            Restricted Stock.  Common Stock that is issued or transferred to a Holder pursuant to Section 3.

(pp)                            Restricted Stock Agreement.  A written Incentive Agreement between the Company and a Holder with respect to a Restricted Stock Award.

(qq)                            Restricted Stock Award.  An authorization by the Committee to issue or transfer Restricted Stock to a Holder pursuant to Section 3.

(rr)                            Restricted Stock Unit.  A unit granted to a Holder pursuant to Section 4.1 which entitles him to receive a Share or cash on the vesting date, as specified in the Restricted Stock Unit Agreement.

(ss)                            Restricted Stock Unit Agreement.  A written Incentive Agreement between the Company and a Holder with respect to an Award of Restricted Stock Unit(s).

(tt)                                Restriction Period.  The period of time determined by the Committee and set forth in the Incentive Agreement during which the transfer of Restricted Stock by the Holder is restricted.

(uu)                          Retirement.  The voluntary termination of Employment from the Company or any Parent or Subsidiary constituting retirement for age on any date after the Employee attains the normal retirement age of 65 years, or such other age as may be designated by the Committee in the Employee’s Incentive Agreement.

(vv)                              Rule 16b-3.  Rule 16b-3 promulgated by the Securities and Exchange Commission under the 1934 Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a similar function.

(ww)                        Share.  A share of the Common Stock of the Company, par value, $.01 per share.

(xx)                            Share Pool.  The number of Shares authorized for issuance under Section 1.4, as adjusted for (i) Awards and payouts under Section 1.5 and (ii) changes and adjustments as described in Section 6.6.

(yy)                            Spread.  In the case of a Stock Appreciation Right, an amount equal to the excess, if any, of the Fair Market Value of a Share on the date such right is exercised over the exercise price per Share designated in such Stock Appreciation Right.

(zz)                            Stock Appreciation Right or SAR.  A Stock Appreciation Right as described in Section 2.5.

(aaa)                      Stock Appreciation Rights Agreement.  A written Incentive Agreement between the Company and a Holder with respect to an Award of Stock Appreciation Rights.

(bbb)                      Stock Option or Option.  Pursuant to Section 2, (i) an Incentive Stock Option granted to an Employee, or (ii) a Nonqualified Stock Option granted to an Employee, Consultant or Outside Director, whereunder such option the Holder has the right to purchase Shares of Common Stock. In accordance with Code Section 422, only an Employee may be granted an Incentive Stock Option.

(ccc)                      Subsidiary.  Any company (whether a corporation, partnership, joint venture or other form of entity) in which the Company or a corporation in which the Company owns a majority of the shares of capital stock, directly or indirectly, owns a greater than 50% equity interest except that, with respect to the issuance of Incentive Stock Options, the term “Subsidiary” shall have the same meaning as the term “subsidiary corporation” as defined in Code Section 424(f) as required by Code Section 422.

(ddd)                      Supplemental Payment.  Any amount, as described in Sections 2.4, 3.4 and/or 4.3, that is dedicated to payment of income taxes which are payable by the Holder resulting from an Award.

1.3                               Plan Administration

(a)                                  Authority of the Committee.  The Plan shall be administered by the Board or by the Committee as authorized by the Board (hereinafter where the term “Committee” is used, the term “Board” shall be substituted if no Committee has been established or is not in effect at such time).  Subject to the provisions of the Plan, the Committee shall have the sole authority, in its discretion, to (i) determine which Holders shall receive an Award and participate in the Plan; (ii) determine the time or times when such Award shall be made; (iii) determine the types of Awards; (iv) determine the number of Shares which may be issued under each Award or the value of such Award; and (v) determine the terms and conditions of Awards and Incentive Agreements.  In making the foregoing determinations, the Committee may take into account the nature of the services rendered by the respective Holders, their present and potential contributions to the Company’s success and such other factors as the Committee in its discretion shall deem relevant.  The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan.  Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the Incentive Agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Award, and to make all other determinations necessary or advisable for administering the Plan.  The Committee may correct any defect or supply any omission or reconcile any inconsistency in any

Incentive Agreement relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect.

(b)                                  Meetings.  The Committee shall designate a chairman from among its members who shall preside at its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members. The Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

(c)                                  Decisions Binding.  All determinations and decisions of the Committee shall be made in its discretion pursuant to the provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, its stockholders, Employees, Holders, and their estates and beneficiaries. The Committee’s decisions and determinations with respect to any Award need not be uniform and may be made selectively among Awards and Holders, whether or not such Awards are similar or such Holders are similarly situated.

(d)                                  Modification of Outstanding Awards.  Subject to the stockholder approval requirements of Section 7.7 if applicable, the Committee may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provisions of an Award, or otherwise amend or modify an Award in any manner that  (i) is not adverse to the Holder to whom such Award was granted, (ii) is consented to by such Holder, (iii) does not cause the Award to provide for the deferral of compensation in a manner that does not comply with Code Section 409A or is not exempt from Section 409A (unless otherwise determined by the Committee), or (iv) does not contravene the requirements of the Performance-Based Exception under Code Section 162(m), if applicable.  With respect to an Award that is an ISO, no adjustment thereto shall be made to the extent constituting a “modification” within the meaning of Code Section 424(h)(3) unless otherwise agreed to by the Holder in writing.  Notwithstanding the above provisions of this subsection, no amendment or modification of an Award shall be made to the extent such modification results in any Stock Option with an exercise price less than 100% of the Fair Market Value per Share on the date of grant (110% for Holders of ISOs who are 10% or greater stockholders pursuant to Section 1.7(b)). Except in connection with a corporate transaction or event described in Section 6.6 of the Plan, the terms of outstanding Stock Options or SARs may not be amended to (i) reduce the exercise price of outstanding Stock Options or SARs, or (ii) cancel outstanding Stock Options or SARs in exchange for other Stock Options or SARs with an exercise that is less than the exercise price of the original Stock Option or SAR, without, in either case, stockholder approval.  The intent of foregoing sentence is to prohibit the repricing of “underwater” Stock Options and SARS.

(e)                                  Delegation of Authority.  The Committee may delegate to designated officers or other employees of the Company any of its duties and authority under the Plan pursuant to such conditions or limitations as the Committee may establish from time to time, including, without limitation, the authority to recommend Holders and the forms and terms of their Awards; provided, however, the Committee may not delegate to any person the authority (i) to grant Awards or (ii) if the Company is a Publicly Held Corporation, to take any action which would contravene the requirements of Rule 16b-3, the Performance-Based Exception under Code Section 162(m), or the Sarbanes-Oxley Act of 2002.

(f)                                    Expenses of Committee.  The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

(g)                                 Surrender of Previous Awards.  The Committee may, in its discretion, grant Awards to Holders on the condition that such Holders surrender to the Committee for cancellation such other Awards (including, without limitation, Awards with higher exercise prices) as the Committee directs. Awards granted on the condition precedent of surrender of outstanding Awards shall not count against the limits set forth in Section 1.4 until such time as such previous Awards are surrendered and cancelled.  No surrender of Awards shall be made under this Section 1.3(g) if such surrender causes any Award to provide for the deferral of compensation in a manner that is subject to taxation under Code Section 409A (unless otherwise determined by the Committee).

(h)                                 Indemnification.  Each person who is or was a member of the Committee shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan, except for any such act or omission constituting willful misconduct or gross negligence. Each such person shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled (i) under the Company’s Articles or Certificate of Incorporation or Bylaws, (ii) pursuant to any separate indemnification or hold harmless agreement with the Company, (iii) as a matter of law, contract or otherwise, or (iv) any power that the Company may have to indemnify them or hold them harmless.

1.4                               Shares of Common Stock Available for Awards

Subject to adjustment under Section 6.6, there shall be available for Awards that are granted wholly or partly in Common Stock (including rights or Stock Options that may be exercised for or settled in Common Stock) One Million Six Hundred Thousand (1,600,000) Shares of Common Stock.  The aggregate number of Shares which may be issued upon exercise of ISOs shall be One Million (1,000,000) of the Shares reserved pursuant to the first sentence of this paragraph.  For purposes of counting Shares against the ISO maximum number of reserved Shares, the net number of Shares issued pursuant to the exercise of an ISO shall be counted.  The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate.

Pursuant to Section 1.5, Shares shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses or the rights of its Holder terminate, or if the Award is paid in cash or is exchange for an Award that does not involve Common Stock, any Shares subject to such Award shall again be available for the grant of an Award hereunder.

During any period that the Company is a Publicly Held Corporation, then unless the Committee determines that a particular Award granted to a Covered Employee is not intended to comply with the Performance-Based Exception, the following rules shall apply to grants of Awards to Covered Employees:

(a)                                  Subject to adjustment as provided in Section 6.6, the maximum aggregate number of Shares of Common Stock attributable to Awards paid out in Shares that may be granted (in the case of Stock Options and SARs) or that may vest (in the case of Restricted Stock, Restricted Stock Units or Other Stock-Based Awards), as applicable, in any calendar year pursuant to any Award held by any individual Covered Employee shall be Five Hundred Thousand (500,000) Shares.

(b)                                 The maximum aggregate cash payout (with respect to any SAR, Phantom Stock Award or other Award paid out in cash) in any calendar year which may be made to any Covered Employee shall be Five Million dollars ($5,000,000).

(c)                                  With respect to any Stock Option or SAR granted to a Covered Employee that is canceled or repriced, the number of Shares subject to such Stock Option or SAR shall continue to count against the maximum number of Shares that may be the subject of Stock Options or SARs granted to such Covered Employee hereunder and, in this regard, such maximum number shall be determined in accordance with Code Section 162(m).

(d)                                 The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the Performance-Based Exception.

1.5                               Share Pool Adjustments for Awards and Payouts

The following Awards shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

(a)                                  Stock Option;

(b)                                 SAR;

(c)                                  Restricted Stock Award;

(d)                                 Phantom Stock Award; and

(e)                                  A Restricted Stock Unit or Other Stock-Based Award in Shares.

The following transactions shall restore, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

(a)                                  A payout of a Restricted Stock Award, Restricted Stock Unit, SAR, Phantom Stock Award or Other Stock-Based Award in the form of cash and not Shares (but not the “cashless” exercise of a Stock Option with a broker, as provided in Section 2.3(a));

(b)                                 A cancellation, termination, expiration, forfeiture, or lapse for any reason of any Shares subject to an Award; and

(c)                                  Payment of an Option Price by withholding Shares which otherwise would be acquired on exercise (i.e., the Share Pool shall be increased by the number of Shares withheld in payment of the Option Price).

1.6                               Common Stock Available

The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued shares, or (c) Shares to be purchased or acquired by the Company.  No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.

1.7                               Participation

(a)                                  Eligibility.  Awards may be granted only to persons who, at the time of grant, are Employees, Consultants, and/or Outside Directors.  The Committee shall from time to time designate those Employees, Consultants and/or Outside Directors, if any, to be granted Awards under the Plan, the type of Awards granted, the number of Shares, Stock Options, rights or units, as the case may be, which shall be granted to each such person, and any other terms or conditions relating to the Awards as it may deem appropriate to the extent consistent with the provisions of the Plan.  A Holder who has been granted an Award may, if otherwise eligible, be granted additional Awards at any time.

(b)                                  Incentive Stock Option Eligibility.  Incentive Stock Options may only be granted to Employees.  No Consultant or Outside Director shall be eligible for the grant of any Incentive Stock

Option.  In addition, no Incentive Stock Option shall be granted to an Employee if, at the time the Option is granted, such Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiary, within the meaning of Code Section 422(b)(6), unless (i) at the time such Option is granted the exercise price is at least 110% of the Fair Market Value of the Shares subject to the Option on the date of grant, and (ii) such Option by its terms is not exercisable after the expiration of five (5) years from the date of grant.  For the purpose of the immediately preceding sentence, the attribution rules of Code Section 424(d) shall apply for the purpose of determining an Employee’s percentage ownership in the Company or any Parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Code Section 422.

1.8                               Types of Awards

The types of Awards under the Plan are Stock Options, Stock Appreciation Rights and Supplemental Payments as described in Section 2, Restricted Stock Awards and Supplemental Payments as described in Section 3, Restricted Stock Units, Phantom Stock Awards, and Other Stock-Based Awards and Supplemental Payments as described in Section 4, or any combination of the foregoing.

SECTION 2.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1                               Grant of Stock Options

The Committee is authorized to grant (a) Nonqualified Stock Options to Employees, Consultants and/or Outside Directors and (b) Incentive Stock Options to Employees only, in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its discretion. Successive grants may be made to the same Holder regardless whether any Stock Option previously granted to such person remains unexercised.

2.2                               Stock Option Terms

(a)                                  Written Agreement.  Each Stock Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, without limitation, provisions to qualify as an Incentive Stock Option under Code Section 422.  Among its other provisions, each Option Agreement shall provide that the Stock Option may not be exercised earlier than thirty (30) days from the date of grant and shall set forth the extent to which the Holder shall have the right to exercise the Stock Option following termination of the Holder’s Employment.  Such Option Agreement may also include, without limitation, provisions relating to (i) vesting of Stock Options, subject to the provisions hereof accelerating such vesting on a Change in Control, (ii) tax matters (including provisions (y) permitting the delivery of additional shares of Stock or the withholding of shares of Stock from those acquired upon exercise to satisfy federal, state or local income tax withholding requirements and (z) dealing with any other applicable employee wage withholding requirements), and (iii) any other matters not inconsistent with the terms and provisions of this Plan that the Committee shall, in its sole discretion, determine. The terms and conditions of the respective Option Agreements need not be identical.

(b)                                  Number of Shares.  Each Stock Option shall specify the number of Shares of Common Stock to which it pertains.

(c)                                  Option Price.  The Option Price at which a Share of Common Stock may be purchased upon exercise of a Stock Option shall be determined by the Committee, provided that the Option Price per Share of Common Stock under each Stock Option shall be (i) not less than 100% of the Fair Market Value per Share on the date the Stock Option is granted and (ii) specified in the Option Agreement; provided, however, if the Holder of an ISO is a 10% or greater stockholder pursuant to Section 1.7(b)), the Option

Price for the ISO shall not be less than 110% of the Fair Market Value on the date of grant.  Each Stock Option shall specify the method of exercise which shall be consistent with Section 2.3(a).

(d)                                  Term.  In the Option Agreement, the Committee shall fix the term of each Stock Option which shall not be more than (i) ten (10) years from the date of grant, or (ii) five (5) years from the date of grant for an ISO granted to 10% or greater stockholder pursuant to Section 1.7(b)).

(e)                                  Exercise.  The Committee shall determine the time or times at which a Stock Option may be exercised, in whole or in part.  Each Stock Option may specify the required period of continuous Employment and/or the Performance Criteria to be achieved before the Stock Option or portion thereof will become exercisable.  Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated Performance Criteria, may specify a minimum level of achievement in respect of the specified Performance Criteria below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the Performance Criteria.  All such terms and conditions shall be set forth in the Option Agreement.

(f)                                    $100,000 Annual Limit on Incentive Stock Options.  To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of the Shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Holder during any calendar year (under the Plan and any other “incentive stock option” plan of the Company and any Parent or Subsidiary) exceeds $100,000, the Incentive Stock Options covering Shares in excess of $100,000 (but not Incentive Stock Options covering Shares up to $100,000) shall be treated as Nonqualified Stock Options as determined by the Committee.  The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Holder’s Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Holder of such determination as soon as practicable after such determination.  In such event, all other terms and provisions of the Stock Option grant shall remain unchanged.

2.3                               Stock Option Exercises

(a)                                  Method of Exercise and Payment.  Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company, which must be received as of a date set by the Company in advance of the effective date of the proposed exercise.  The notice shall set forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent; or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price, (iii) subject to prior approval by the Committee in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price; or (iv) subject to prior approval by the Committee in its discretion, by a combination of (i), (ii), and (iii) above.

Any payment in Shares shall be effected by the surrender of such Shares to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Stock Option is exercised. Unless otherwise permitted by the Committee in its discretion, the Holder shall not surrender, or attest to the ownership of, Shares in payment of the Option Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Stock Option for financial accounting reporting purposes.

The Committee, in its discretion, also may allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a “cashless exercise” with a broker of the Option), subject to applicable securities law restrictions and tax withholdings, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law.  At the direction of the Holder, the broker will either (i) sell all of the Shares received when the Option is exercised and pay the Holder the proceeds of the sale (minus the Option Price, withholding taxes and any fees due to the broker); or (ii) sell enough of the Shares received upon exercise of the Option to cover the Option Price, withholding taxes and any fees due the broker and deliver to the Holder (either directly or through the Company) a stock certificate for the remaining Shares. Dispositions to a broker effecting a cashless exercise are not exempt under Section 16 of the 1934 Act if the Company is a Publicly Held Corporation.  Moreover, in no event will the Committee allow the Option Price to be paid with a form of consideration, including a loan or a “cashless exercise,” if such form of consideration would violate the Sarbanes-Oxley Act of 2002 as determined by the Committee.

As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver, or cause to be delivered, to or on behalf of the Holder, in the name of the Holder or other appropriate recipient, evidence of ownership for the number of Shares purchased under the Stock Option.

Subject to Section 6.4, during the lifetime of a Holder, each Option granted to the Holder shall be exercisable only by the Holder (or his legal guardian in the event of his Disability) or by a broker-dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of this Section 2.3(a).

(b)                                  Restrictions on Share Transferability.  The Committee may impose such restrictions on any grant of Stock Options or on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any stockholders’ agreement, buy/sell agreement, right of first refusal, non-competition, and any other agreement between the Company and any of its securities holders or employees; (ii) any applicable federal securities laws; (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/or traded; or (iv) any blue sky or state securities law applicable to such Shares.  Any certificate issued to evidence Shares issued upon the exercise of an Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with applicable federal and state laws and regulations.

Any Holder or other person exercising an Award shall be required, if requested by the Committee, to give a written representation that the Award and the Shares subject to the Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its discretion, may release any person receiving an Award from any such representations either prior to or subsequent to the exercise of the Award.

(c)                                  Notification of Disqualifying Disposition of Shares from Incentive Stock Options.  Notwithstanding any other provision of the Plan, a Holder who disposes of Shares of Common Stock acquired upon the exercise of an Incentive Stock Option by a sale or exchange either (i) within two (2) years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one (1) year after the transfer of such Shares to him pursuant to exercise, shall promptly notify the Company of such disposition, the amount realized and his adjusted basis in such Shares.

(d)                                  Proceeds of Option Exercise.  The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.

2.4                               Supplemental Payment on Exercise of Nonqualified Stock Options

The Committee, either at the time of grant or exercise of any Nonqualified Stock Option, may provide in the Option Agreement for a Supplemental Payment by the Company to the Holder with respect to the exercise of any Nonqualified Stock Option. The Supplemental Payment shall be in the amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the exercise of the Nonqualified Stock Option and the receipt of the Supplemental Payment, assuming the holder is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee in its discretion.  No Supplemental Payments will be made with respect to any SARs or ISOs.

2.5                               Stock Appreciation Rights

(a)                                  Grant.  The Committee may grant Stock Appreciation Rights to any Employee, Consultant or Outside Director.  A SAR is the right to receive an amount equal to the Spread with respect to a Share upon the exercise of such SAR.  SARs may be granted in connection with the grant of a Stock Option, in which case the Option Agreement will provide that the SAR shall be cancelled when and to the extent the related Stock Option is exercised and that exercise of the SAR will result in the surrender of the right to purchase the Share under the Stock Option as to which the SAR was exercised.  Alternatively, SARs may be granted independently of Stock Options in which case each Award of SARs shall be evidenced by a Stock Appreciation Rights Agreement which contains such terms and conditions as may be approved by the Committee.  Any SARs granted under the Plan are intended to satisfy the requirements under Code Section 409A to the effect that such SARs do not provide for the deferral of compensation that is subject to taxation under Code Section 409A.

(b)                                  General Provisions.  The terms and conditions of each SAR shall be evidenced by a Stock Appreciation Rights Agreement.  The exercise price per Share shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the SAR (or such greater exercise price as may be required if such SAR is granted in connection with an Incentive Stock Option that must have an exercise price equal to 110% of the Fair Market Value of a Share on the date of grant).  The term of the SAR shall be determined by the Committee but shall not be greater than ten (10) years from the date of grant.  Each Stock Appreciation Rights Agreement shall provide that the SARs may not be exercised earlier than thirty (30) days from the date of grant and shall set forth the extent to which the Holder shall have the right to exercise the SARs following termination of the Holder’s Employment.  In addition, Stock Appreciation Rights Agreements may also include, without limitation, provisions relating to (i) vesting of Awards, subject to the provisions hereof accelerating vesting on a Change in Control, (ii) tax matters (including provisions covering applicable wage withholding requirements), and (iii) any other matters not inconsistent with the terms and provisions of this Plan, that the Committee shall determine in its sole discretion. The terms and conditions of the respective Stock Appreciation Rights Agreements need not be identical.  The Committee cannot include any feature for the deferral of compensation other than the deferral of recognition of income until exercise of the SAR.

(c)                                  Exercise.  SARs shall be exercisable subject to such terms and conditions as the Committee shall specify in the Stock Appreciation Rights Agreement for the SAR grant.  No SAR granted to an Insider may be exercised prior to six (6) months from the date of grant, except in the event of his death or Disability which occurs prior to the expiration of such six-month period if so permitted under the Stock Appreciation Rights Agreement.

(d)                                  Settlement.  Upon exercise of the SAR, the Holder shall receive an amount equal to the Spread. The Spread, less applicable withholdings, shall be payable only in cash or in Shares, or a combination of both, as specified in the Stock Appreciation Rights Agreement, within 30 calendar days of the exercise date.  In addition, the Stock Appreciation Rights Agreement under which such SARs are awarded, or any other agreements or arrangements, shall not provide that the Company will purchase any Shares delivered to the Holder as a result of the exercise or vesting of a SAR.

SECTION 3.

RESTRICTED STOCK

3.1                               Award of Restricted Stock

(a)                                  Grant.  With respect to a Holder who is an Employee, Consultant or Outside Director, Shares of Restricted Stock, which may be designated as a Performance-Based Award in the discretion of the Committee, may be awarded by the Committee with such restrictions during the Restriction Period as the Committee shall designate in its discretion.  Any such restrictions may differ with respect to a particular Holder. Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to or more than the Fair

Market Value of the shares of Restricted Stock on the grant date.  The terms and conditions of each grant of Restricted Stock shall be evidenced by a Restricted Stock Agreement and, during the Restriction Period, such Shares of Restricted Stock must remain subject to a “substantial risk of forfeiture” within the meaning given to such term under Code Section 83.  Such Restricted Stock Agreement may also include, without limitation, provisions relating to (i) subject to the provisions hereof accelerating vesting on a Change in Control, vesting of Awards, (ii) tax matters (including provisions (y) covering any applicable employee wage withholding requirements and (z) an election by the Holder under Section 83(b) of the Code), and (iii) any other matters not inconsistent with the terms and provisions of this Plan that the Committee shall determine in its sole discretion. The terms and conditions of the respective Restricted Stock Agreements need not be identical.  Any Restricted Stock Award may, at the time of grant, be designated by the Committee as a Performance-Based Award that is intended to qualify for the Performance-Based Exception.

(b)                                  Immediate Transfer Without Immediate Delivery of Restricted Stock.  Unless otherwise specified in the Holder’s Incentive Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Holder in consideration of the performance of services as an Employee, Consultant or Outside Director, as applicable, entitling such Holder to all voting and other ownership rights in such Shares.

The Holder shall have the right to receive dividends with respect to Shares subject to a Restricted Stock Award unless otherwise provided in the Restricted Stock Agreement; provided, however, as specified in the Restricted Stock Agreement, a Restricted Stock Award may limit the Holder’s dividend rights during the Restriction Period in which the Shares of Restricted Stock are subject to a “substantial risk of forfeiture” (within the meaning given to such term under Code Section 83) and restrictions on transfer.  In the Restricted Stock Agreement, the Committee may apply any restrictions to the dividends that the Committee deems appropriate.  Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of a Restricted Stock Award granted to a Covered Employee, is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception.  In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the 1934 Act, if applicable, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

Shares awarded pursuant to a grant of Restricted Stock, whether or not under a Performance-Based Award, may be issued in the name of the Holder and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates) or in trust or in escrow pursuant to an agreement satisfactory to the Committee, as determined by the Committee, until such time as the restrictions on transfer have expired. All such terms and conditions shall be set forth in the particular Holder’s Restricted Stock Agreement. The Company or Committee (or their delegates) shall issue to the Holder a receipt evidencing the certificates held by it which are registered in the name of the Holder.

3.2                               Restrictions

(a)                                  Forfeiture of Restricted Stock.  Restricted Stock awarded to a Holder may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a “substantial risk of forfeiture” (as defined in Code Section 83), and a restriction on transferability; (ii) unless otherwise specified by the Committee in the Restricted Stock Agreement, the Restricted Stock that is subject to restrictions which are not satisfied shall be forfeited and all rights of the Holder to such Shares shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee.  Any such restrictions shall be set forth in the particular Holder’s Restricted Stock Agreement.  The Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Shares until the Restriction Period shall have expired, and a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement, shall cause a forfeiture of the Restricted Stock Award.

(b)                                  Issuance of Certificates.  Reasonably promptly after the date of grant with respect to Shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Holder to whom such Shares of Restricted Stock were granted, evidencing such Shares; provided, however, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such Shares.  Each such stock certificate shall bear the following legend or any other legend approved by the Company:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Geokinetics Inc. 2010 Stock Awards Plan and a Restricted Stock Agreement entered into between the registered owner of such shares and Geokinetics Inc.  A copy of the Plan and the Restricted Stock Agreement are on file in the main corporate office of Geokinetics Inc.

Such legend shall not be removed from the certificate evidencing such Shares of Restricted Stock unless and until such Shares vest pursuant to the terms of the Incentive Agreement.

(c)                                  Removal of Restrictions.  The Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is necessary or appropriate.

3.3                               Delivery of Shares of Common Stock

Subject to withholding taxes under Section 7.3 and to the terms of the Restricted Stock Agreement, a stock certificate evidencing the Shares of Restricted Stock with respect to which the restrictions in the Restricted Stock Agreement have been satisfied shall be delivered to the Holder or other appropriate recipient free of restrictions.

3.4                               Supplemental Payment on Vesting of Restricted Stock

The Committee, either at the time of grant or vesting of Restricted Stock, may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of the Restricted Stock and receipt of the Supplemental Payment, assuming the Holder is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee in its discretion.

SECTION 4.

OTHER STOCK-BASED AWARDS

4.1                               Grant of Other Stock-Based Awards

Other Stock-Based Awards (including Awards of Restricted Stock Units and Phantom Stock Awards, as described below) may be awarded by the Committee to Holders that are payable in Shares or in cash, as determined in the discretion of the Committee to be consistent with the goals of the Company. Other types of Stock-Based Awards that are payable in Shares include, without limitation, purchase rights, Shares awarded that are not subject to any restrictions or conditions, Shares awarded subject to the satisfaction of specified Performance Criteria, convertible or exchangeable debentures, other rights convertible into Shares, Awards valued by reference to the performance of a specified Subsidiary, division or department of the Company, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company (or any Parent or Subsidiary). As is the case with other types of Awards, Other Stock-Based Awards may be awarded either alone, or in addition to or in conjunction with, any other

Awards.  Other Stock-Based Awards that are payable in Shares are not intended to be deferred compensation subject to taxation under Code Section 409A, unless otherwise determined by the Committee at the time of grant.

(a)                                  Restricted Stock Units.  In addition to Other Stock-Based Awards that are payable in Shares, the Committee may award Restricted Stock Units to a Holder that are payable in Shares or cash, or in a combination thereof.  Restricted Stock Units are not intended to be deferred compensation that is subject to Code Section 409A.  During the period beginning on the date such Award is granted and ending on the payment date specified in the Restricted Stock Unit Agreement, the Holder’s right to payment under the Restricted Stock Unit Agreement must remain subject to a “substantial risk of forfeiture” within the meaning of such term under Code Section 409A.  In addition, payment to the Holder under the Restricted Stock Unit Agreement shall be made within two and one-half months (2½) months following the end of the calendar year in which the substantial risk of forfeiture lapses unless an earlier payment date is specified in the Restricted Stock Unit Agreement.

(b)                                  Phantom Stock Awards.  In addition to the foregoing, the Committee may grant Phantom Stock Awards to a Holder that are payable in Shares or cash, or in a combination thereof.  Phantom Stock Awards are rights to receive an amount equal to the Fair Market Value of Shares over a specified period of time, which vest over a period of time or upon the occurrence of an event (including without limitation a Change in Control) as established by the Committee, without payment of any amounts by the Holder thereof (except to the extent otherwise required by law).  Each Phantom Stock Award may have a maximum value established by the Committee at the time of such Award.

The Committee shall establish, with respect to and at the time of each Phantom Stock Award, a period (which in no event shall be longer than ten (10) years) over which, or in the event upon which, the Award shall vest with respect to the Holder.  Following the end of the vesting period for a Phantom Stock Award, the Holder of a Phantom Stock Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Phantom Stock Award, based on the then vested value of the Award.  Payment shall be made in a lump sum within two and one-half months (2½) months following the end of the calendar year in which the Phantom Stock Award (or a portion thereof) vests, unless an earlier payment date or installment payments are specified in the Phantom Stock Award Agreement.  Any payment to be made in Stock shall be based on the Fair Market Value of the Stock on the payment date. Cash dividend equivalents may not be paid during the vesting period with respect to a Phantom Stock Award, but may be paid following the vesting period as determined by the Committee and as provided in the Phantom Stock Award Agreement.  If a payment of cash is to be made on a deferred basis, the Committee shall establish whether interest shall be credited, the rate thereof and any other terms and conditions applicable thereto.

4.2                               Other Stock-Based Award Terms

(a)                                  Written Agreement.  The terms and conditions of each grant of an Other Stock-Based Award (including an Award of Restricted Stock Units and a Phantom Stock Award) shall be evidenced by an Incentive Agreement.

(b)                                  Purchase Price.  Except to the extent that an Other Stock-Based Award is granted in substitution for an outstanding Award or is delivered upon exercise of a Stock Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services rendered (in the case of authorized and unissued shares), or to be rendered, by the Holder, or (ii) as otherwise specified in the Incentive Agreement.

(c)                                  Performance Criteria and Other Terms.  The Committee may specify Performance Criteria for (i) vesting in Other Stock-Based Awards and (ii) payment thereof to the Holder, as it may determine in its discretion.  The extent to which any such Performance Criteria have been met shall be determined and certified by the Committee in accordance with the requirements to qualify for the Performance-Based Exception under Code Section 162(m).  All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Incentive Agreement.

4.3                               Supplemental Payment on Other Stock-Based Awards

The Committee, either at the time of grant or vesting of an Other Stock-Based Award, may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of the Other Stock-Based Award and receipt of the Supplemental Payment, assuming the Holder is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee in its discretion.

SECTION 5.

PERFORMANCE-BASED AWARDS AND PERFORMANCE CRITERIA

As determined by the Committee at the time of grant, Performance-Based Awards may be granted subject to performance objectives relating to one or more of the following within the meaning of Code Section 162(m) (the “Performance Criteria”) in order to qualify for the Performance-Based Exception:

(a)                                  profits (including, but not limited to, profit growth, net operating profit or economic profit);

(b)                                 profit-related return ratios;

(c)                                  return measures (including, but not limited to, return on assets, capital, equity, investment or sales);

(d)                                 cash flow (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital or investments);

(e)                                  earnings (including but not limited to, total stockholder return, earnings per share or earnings before or after taxes);

(f)                                    net sales growth;

(g)                                 net earnings or income (before or after taxes, interest, depreciation and/or amortization);

(h)                                 gross, operating or net profit margins;

(i)                                     productivity ratios;

(j)                                     share price (including, but not limited to, growth measures and total stockholder return);

(k)                                  turnover of assets, capital, or inventory;

(l)                                     expense targets;

(m)                               margins;

(n)                                 measures of health, safety or environment;

(o)                                 operating efficiency;

(p)                                 customer service or satisfaction;

(q)                                 market share;

(r)                                    credit quality;

(s)                                  debt ratios (e.g., debt to equity and debt to total capital); and

(t)                                    working capital targets.

Performance Criteria may be stated in absolute terms or relative to comparison companies or indices to be achieved during a Performance Period.  In the Incentive Agreement, the Committee shall establish one or more Performance Criteria for each Award that is intended to qualify for the Performance-Based Exception on its grant date.

In establishing the Performance Criteria for each applicable Award, the Committee may provide that the effect of specified extraordinary or unusual events will be included or excluded (including, but not limited to, items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence, or related to the disposal of a segment of business or a change in accounting principle, each as determined in accordance with the standards under Opinion No. 30 of the Accounting Principles Board (APB Opinion 30) or any successor or other authoritative financial accounting standards, as determined by the Committee).  The terms of the stated Performance Criteria for each applicable Award, whether for a Performance Period of one (1) year or multiple years, must preclude the Committee’s discretion to increase the amount payable to any Holder that would otherwise be due upon attainment of the Performance Criteria, but may permit the Committee to reduce the amount otherwise payable to the Holder in the Committee’s discretion.

The Performance Criteria specified in any Incentive Agreement need not be applicable to all Awards, and may be particular to an individual Holder’s function or business unit.  The Committee may establish the Performance Criteria of the Company (or any entity which is affiliated by common ownership with the Company) as determined and designated by the Committee, in its discretion, in the Incentive Agreement.

Performance-Based Awards will be granted in the discretion of the Committee and will be (a) sufficiently objective so that an independent person or entity having knowledge of the relevant facts could determine the amount payable to Holder, if applicable, and whether the pre-determined goals have been achieved with respect to the Award, (b) established at a time when the performance outcome is substantially uncertain, (c) established in writing no later than ninety (90) days after the commencement of the Performance Period to which they apply (or no later than the date that 25% of the Performance Period has elapsed in the case of a Performance Period of less than a year), and (d) based on operating earnings, performance against peers, earnings criteria or such other criteria as provided in this Section 5.

SECTION 6.

PROVISIONS RELATING TO PLAN PARTICIPATION

6.1                               Incentive Agreement

Each Holder to whom an Award is granted shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee.  The Incentive Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Holder’s particular Award.  Such terms need not be uniform among all Holders or any similarly situated Holders. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular Holder’s Award, as well as, for example, provisions to the effect that the Holder (a) shall not disclose any confidential information acquired during Employment with the Company, (b) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (c) shall not interfere with the employment or other service of any employee, (d) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (e) shall forfeit an Award if terminated for Cause, (f) shall not be permitted to make an election under Code Section 83(b) when applicable, and (g) shall be subject to any other agreement between the Holder and the Company regarding Shares that may be acquired under an Award including, without limitation, a stockholders’ agreement, buy-sell agreement, or other agreement restricting the transferability of Shares by Holder.  An Incentive

Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Holder.  The Incentive Agreement shall be signed by the Holder to whom the Award is made and by an Authorized Officer.

6.2                               No Employment Rights Conferred

Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued Employment) in any Holder or affect the right of the Company to terminate the Employment of any Holder at any time without regard to the existence of the Plan.

6.3                               Securities Requirements

The Company shall be under no obligation to effect the registration of any Shares to be issued hereunder pursuant to the Securities Act of 1933 or to effect similar compliance under any state securities laws.  Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.

The Committee may, in its discretion, defer the effectiveness of any exercise of an Award in order to allow the issuance of Shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws.  The Committee shall inform the Holder in writing of its decision to defer the effectiveness of the exercise of an Award.  During the period that the effectiveness of the exercise of an Award has been deferred, the Holder may, by written notice to the Committee, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

If the Shares issuable on exercise of an Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO ANY APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

6.4                               Transferability

Awards granted under the Plan shall not be transferable or assignable other than: (a) by will or the laws of descent and distribution or (b) pursuant to a qualified domestic relations order (as defined under Code Section 414(p)); provided, however, only with respect to Awards consisting of Nonqualified Stock Options, the Committee may, in its discretion, authorize all or a portion of the Nonqualified Stock Options to be granted on terms which permit transfer by the Holder to (i) the members of the Holder’s Immediate Family, (ii) a trust or trusts for the exclusive benefit of Immediate Family members, (iii) a partnership in which such Immediate Family members are the only partners, or (iv) any other entity owned solely by Immediate Family members; provided that (A) there may be no consideration for any such transfer, (B) the Incentive Agreement pursuant to which such Nonqualified Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 6.4, (C) subsequent transfers of transferred Nonqualified Stock Options shall be prohibited except in accordance with clauses (a) and (b) (above) of this sentence, and (D) there may be no transfer of any Award in a listed transaction as described in IRS Notice 2003-47.  Following any permitted transfer, the Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term “Holder” shall be deemed to refer to the transferee. The events of termination of employment, as set out in Section 6.7 and in the Incentive Agreement, shall continue to be applied with respect to the original Holder, and the Award shall be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.

Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Nonqualified Stock Option hereunder, the original Holder shall remain subject to withholding taxes upon exercise. In addition, the Company and the Committee shall have no obligation to provide any notices to any Holder or transferee thereof, including, for example, notice of the expiration of an Award following the original Holder’s termination of employment.

The designation by a Holder of a beneficiary of an Award shall not constitute transfer of the Award. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Holder’s enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 6.4 shall be void and ineffective. All determinations under this Section 6.4 shall be made by the Committee in its discretion.

6.5                               Rights as a Stockholder

(a)                                  No Stockholder Rights.  Except as otherwise provided in Section 3.1(b) for grants of Restricted Stock, a Holder of an Award (or a permitted transferee of such Holder) shall have no rights as a stockholder with respect to any Shares of Common Stock until the issuance of a stock certificate or other record of ownership for such Shares.

(b)                                  Representation of Ownership.  In the case of the exercise of an Award by a person or estate acquiring the right to exercise such Award by reason of the death or Disability of a Holder, the Committee may require reasonable evidence as to the ownership of such Award or the authority of such person.  The Committee may also require such consents and releases of taxing authorities as it deems advisable.

6.6                               Change in Stock and Adjustments

(a)                                  Changes in Law or Circumstances.  Subject to Section 6.8 (which only applies in the event of a Change in Control), in the event of any change in applicable law or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants an equitable adjustment because it interferes with the intended operation of the Plan, then, if the Board or Committee should so determine, in its absolute discretion, that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Awards, and (iii) the Option Price or other price per Share for outstanding Awards, but shall not result in the grant of any Stock Option with an exercise price less than 100% of the Fair Market Value per Share on the date of grant.  The Board or Committee shall give notice to each applicable Holder of such adjustment which shall be effective and binding.

(b)                                  Exercise of Corporate Powers.  The existence of the Plan or outstanding Awards hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company’s capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

(c)                                  Recapitalization of the Company.  Subject to Section 6.8 (which only applies in the event of a Change in Control), if while there are Awards outstanding, the Company shall effect any subdivision or consolidation of Shares of Common Stock or other capital readjustment, the payment of a stock dividend, stock split, combination of Shares, recapitalization or other increase or reduction in the number of Shares outstanding, without receiving compensation therefor in money, services or property, then the number of Shares available under the Plan and the number of Awards which may thereafter be exercised shall (i) in the event of an increase in the number of outstanding Shares, be proportionately increased and the Option Price or Fair Market Value of the Awards awarded shall be proportionately reduced; and (ii) in the event of a reduction in the number of outstanding Shares, be proportionately reduced, and the Option Price or Fair Market Value of the Awards awarded shall be proportionately increased. The Board or Committee shall take such action and whatever other action it deems appropriate, in its discretion, so that the value of each outstanding Award to the Holder shall not be adversely affected by a corporate event described in this Section 6.6(c).

(d)                                  Issue of Common Stock by the Company.  Except as hereinabove expressly provided in this Section 6.6 and subject to Section 6.8 in the event of a Change in Control, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Option Price or Fair Market Value of, any Awards then outstanding under previously granted Awards; provided, however, in such event, outstanding Shares of Restricted Stock shall be treated the same as outstanding unrestricted Shares of Common Stock.

(e)                                  Assumption under the Plan of Outstanding Stock Options.  Notwithstanding any other provision of the Plan, the Board or Committee, in its discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company as the surviving corporation.  Any such action shall be upon such terms and conditions as the Board or Committee, in its discretion, may deem appropriate, including provisions to preserve the holder’s rights under the previously granted and unexercised stock option or other stock-based incentive award; such as, for example, retaining an existing exercise price under an outstanding stock option. Any such assumption and continuation of any such previously granted and unexercised incentive award shall be treated as an outstanding Award under the Plan and shall thus count against the number of Shares reserved for issuance pursuant to Section 1.4. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall reduce the Shares available for grants under Section 1.4.

(f)                                    Assumption of Awards by a Successor.  Subject to the accelerated vesting and other provisions of Section 6.8 that apply in the event of a Change in Control, in the event of a Corporate Event (defined below), each Holder shall be entitled to receive, in lieu of the number of Shares subject to Awards, such shares of capital stock or other securities or property as may be issuable or payable with respect to or in exchange for the number of Shares which Holder would have received had he exercised the Award immediately prior to such Corporate Event, together with any adjustments (including, without limitation, adjustments to the Option Price and the number of Shares issuable on exercise of outstanding Stock Options). For this purpose, Shares of Restricted Stock shall be treated the same as unrestricted outstanding Shares of Common Stock. A “Corporate Event” means any of the following: (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, or (iii) a merger, consolidation or combination involving the Company (other than a merger, consolidation or combination (A) in which the Company is the continuing or surviving corporation and (B) which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof). The Board or Committee shall take whatever other action it deems appropriate to preserve the rights of the Holders of outstanding Awards.

Notwithstanding the previous paragraph of this Section 6.6(f), but subject to the accelerated vesting and other provisions of Section 6.8 that apply in the event of a Change in Control, in the event of a Corporate Event (described in the previous paragraph), the Board or Committee, in its discretion, shall have the right and power to effectuate one or more of the following alternatives with respect to outstanding Awards, other than Restricted Stock Awards, which may vary among individual Holders and which may vary among Awards held by any individual Holder:

(i)                                     cancel, effective immediately prior to the occurrence of the Corporate Event, each outstanding Award (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Holder an amount in cash equal to the excess of (A) the value, as determined by the Board or Committee, of the property (including cash) received by the holders of Common Stock as a result of such Corporate Event over (B) the exercise price of such Award, if any; provided, however, this subsection (i) shall be inapplicable to an Award granted within six (6) months before the occurrence of the Corporate Event if the Holder is an Insider and such disposition is not exempt under Rule 16b-3 (or other rules preventing liability of the Insider under Section 16(b) of the Exchange Act) and, in that event, the provisions hereof shall be applicable to such Award after the expiration of six (6) months from the date of grant; or

(ii)                                  provide for the exchange or substitution of each Award outstanding immediately prior to such Corporate Event (whether or not then exercisable) for another award with respect to the Common Stock or other property for which such Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Board or Committee, in its discretion, in the Option Price or exercise price of the Award, if any, or in the number of Shares or amount of property (including cash) subject to the Award; or

(iii)                               provide that thereafter upon the exercise of an Award that was previously granted, the Holder shall be entitled to purchase or receive under such Awards, in lieu of the number of Shares then covered by such Awards, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement of the Corporate Event if, immediately prior to such Corporate Event, the Holder has been the holder of record of the number of Shares then covered by such Awards; provided, however, that if such consideration is not solely common stock of the successor corporation, the Committee may, with the consent of the successor corporation, provide for the consideration to be received to be solely common stock of the successor corporation that is equal to the Fair Market Value of the per Share consideration received by the holders of Shares as the result of the Corporate Event; or

(iv)                              provide for assumption of the Plan and such outstanding Awards by the surviving entity or its parent.

The Board or Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this Section 6.6(f).

6.7                               Termination of Employment, Death, Disability and Retirement

(a)                                  Termination of Employment.  Unless otherwise expressly provided in the Holder’s Incentive Agreement or this Plan, if the Holder’s Employment is terminated for any reason other than due to his death, Disability, Retirement or for Cause, any non-vested portion of any Stock Option or other Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur after the termination date.  In such event, except as otherwise expressly provided in his Incentive Agreement, the Holder shall be entitled to exercise his rights only with respect to the portion of the Award that was vested as of his termination of Employment date for a period that shall end on the expiration date set forth in the Incentive Agreement.

(b)                                  Termination of Employment for Cause.  Unless otherwise expressly provided in the Holder’s Incentive Agreement or this Plan, in the event of the termination of a Holder’s Employment for Cause, all vested and non-vested Stock Options and any other Awards granted to such Holder shall immediately expire, and shall not be exercisable to any extent, as of 12:01 a.m. (CST) on the date of such termination of Employment.

(c)                                  Retirement.  Unless otherwise expressly provided in the Holder’s Incentive Agreement or this Plan, upon the termination of Employment due to the Holder’s Retirement:

(i)                                     any non-vested portion of any outstanding Option or other Award shall immediately terminate and no further vesting shall occur; and

(ii)                                  any vested Option or other Award shall expire on (A) the expiration date set forth in the Incentive Agreement for such Award in the case of any Award other than an Incentive Stock Option or (B) three (3) months after his termination date in the case of an Incentive Stock Option.

(d)                                  Disability or Death.  Unless otherwise expressly provided in the Holder’s Incentive Agreement or the Plan, upon termination of Employment as a result of the Holder’s Disability or death:

(i)                                     any non-vested portion of any outstanding Option or other Award shall immediately terminate upon termination of Employment and no further vesting shall occur; and

(ii)                                  any vested Award shall expire on (A) the expiration date set forth in the Incentive Agreement for any Award other than an Incentive Stock Option or (B) one (1) year after his termination date in the case of an Incentive Stock Option.

In the case of any vested Incentive Stock Option held by an Employee following termination of Employment, notwithstanding the definition of “Disability” in Section 1.2, whether the Employee has incurred a “Disability” for purposes of determining the length of the Option exercise period following termination of Employment under this Section 6.7(d) shall be determined by reference to Code Section 22(e)(3) to the extent required by Code Section 422(c)(6).  The Committee shall determine whether a Disability for purposes of this Section 6.7(d) has occurred.

(e)                                  Continuation.  Subject to the conditions and limitations of the Plan and applicable law and regulation in the event that a Holder ceases to be an Employee, Outside Director or Consultant, as applicable, for whatever reason, the Committee and Holder may mutually agree with respect to any outstanding Option or other Award then held by the Holder (i) for an acceleration or other adjustment in any vesting schedule applicable to the Award; (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Award; or (iii) to any other change in the terms and conditions of the Award.  In the event of any such change to an outstanding Award, a written amendment to the Holder’s Incentive Agreement shall be required.  No amendment to a Holder’s Incentive Agreement shall be made to the extent compensation payable pursuant thereto as a result of such amendment would be considered deferred compensation subject to taxation under Code Section 409A, unless otherwise determined by the Committee.

6.8                               Change in Control

Notwithstanding any contrary provision in the Plan, in the event of a Change in Control (as defined below), the following actions shall automatically occur as of the day immediately preceding the Change in Control date but only if, and to the extent, expressly provided in the individual Holder’s Incentive Agreement or in his individual employment agreement, if any:

(a)                                  all of the Stock Options and Stock Appreciation Rights then outstanding shall become 100% vested and immediately and fully exercisable;

(b)                                 all of the restrictions and conditions of any Restricted Stock Awards, Restricted Stock Units, Phantom Stock Awards, and any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired, and thus each such Award shall become free of all restrictions and fully vested; and

(c)                                  all of the Performance-Based Awards shall become fully vested, deemed earned in full, and promptly paid within thirty (30) days to the affected Holders without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.

For the sake of clarity, if the Holder’s Incentive Agreement or his individual employment agreement, if any, does not provide for any of the foregoing actions in the event of a Change in Control, then the Incentive Agreement (and Awards thereunder) will not be affected by the Change in Control.

For all purposes of this Plan, a “Change in Control” of the Company means the occurrence of any one or more of the following events:

(a)                                  the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a Subsidiary of an entity other than a previously wholly-owned Subsidiary of the Company);

(b)                                 the Company sells, leases or exchanges all or substantially all of its assets to any other person or entity (other than a wholly-owned Subsidiary of the Company);

(c)                                  the Company is to be dissolved and liquidated;

(d)                                 any person or entity, including a “group” as contemplated by Section 13(d)(3) of the 1934 Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding Shares of the Company’s voting stock (based upon voting power); or

(e)                                  as a result of or in connection with a contested election of Directors, the persons who were Directors of the Company before such election shall cease to constitute a majority of the Board.

Notwithstanding the foregoing, a “Change in Control” shall not include any transaction or series of related transactions in which a stockholder or any “group” (as contemplated by Section 13(d)(3) of the 1934 Act) of which such stockholder is a member that, as of the date of approval of the Plan by the Board, owns more than 25% of the outstanding shares of the Company’s voting stock (based upon the voting power of all shares of the Company’s capital stock, the holders of which are entitled to vote for the election of Directors) acquires, directly or indirectly, more than 50% of the outstanding shares of the Company’s voting stock, but less than 75% of the outstanding shares of the Company’s voting stock (based, in either such case, upon the voting power of all shares of the Company’s capital stock, the holders of which are entitled to vote for the election of Directors).

Notwithstanding the foregoing provisions of this Section 6.8, to the extent that any payment (or acceleration of payment) hereunder is considered to be deferred compensation that is subject to, and not exempt under, Code Section 409A, then the term Change in Control hereunder shall be construed to have the meaning as set forth in Code Section 409A with respect to the payment (or acceleration of payment) of such deferred compensation, but only to the extent inconsistent with the foregoing provisions of the Change in Control definition (above) as determined by the Board as it was constituted immediately prior to the Change in Control event.

6.9                               Exchange of Awards

The Committee may, in its discretion, permit any Holder to surrender outstanding Awards in order to exercise or realize his rights under other Awards or in exchange for the grant of new Awards, or require holders of Awards to surrender outstanding Awards (or comparable rights under other plans or arrangements) as a condition precedent to the grant of new Awards.  No exchange of Awards shall be made under this Section 6.9 if such surrender causes any Award to provide for the deferral of compensation in a manner that is subject to taxation under Code Section 409A unless otherwise determined by the Committee.

SECTION 7.

GENERAL

7.1                               Effective Date and Grant Period

The Plan shall be effective upon the Effective Date, provided that the Plan has been or is approved by the stockholders of the Company within twelve (12) months of its adoption by the Board.  Awards may be granted under the Plan at any time prior to receipt of such stockholder approval; provided, however, if the requisite stockholder approval is not obtained within such 12-month period, any Awards granted hereunder shall automatically become null and void and of no force or effect.  Notwithstanding the foregoing, any Award that is intended to satisfy the Performance-Based Exception shall not be granted until the terms of the Plan are disclosed to, and approved by, stockholders of the Company in accordance with the requirements of the Performance-Based Exception.  No Awards may be granted under the Plan on or after the date which is ten (10) years following the Effective Date.  The Plan shall remain in effect until all Awards granted under the Plan have been satisfied or expired.

7.2                               Funding and Liability of Company

No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Holders who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Holder with respect to an Award shall be based solely upon any contractual obligations that may be created by this Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company.  The Company, Board, and Committee shall not be required to give any security or bond for the performance of any obligation that may be created by the Plan.

7.3                               Withholding Taxes

(a)                                  Tax Withholding.  The Company shall have the power and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Award hereunder. Upon the lapse of restrictions on Restricted Stock, the Committee, in its discretion, may elect to satisfy the tax withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee.

(b)                                  Share Withholding.  With respect to tax withholding required upon the exercise of Stock Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of any Awards, Holders may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee. All such elections shall be made in writing, signed by the Holder, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate.

(c)                                  Incentive Stock Options.  With respect to Shares received by a Holder pursuant to the exercise of an Incentive Stock Option, if such Holder disposes of any such Shares within (i) two years from the date of grant of such Option or (ii) one year after the transfer of such shares to the Holder, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Holder an amount sufficient to satisfy the minimum withholding taxes which could be imposed with respect to such disqualifying disposition.

7.4                               No Guarantee of Tax Consequences

The Company, Board and the Committee do not make any commitment or guarantee that any federal, state, local or foreign tax treatment will apply or be available to any person participating or eligible to participate hereunder.

7.5                               Designation of Beneficiary by Participant

Each Holder may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit.  Each such designation shall revoke all prior designations by the same Holder, shall be in a form prescribed by the Committee, and will be effective only when filed by the Holder in writing with the Committee (or its delegate), and received and accepted during the Holder’s lifetime.  In the absence of any such designation, benefits remaining unpaid at the Holder’s death shall be paid to the Holder’s estate.

7.6                               Deferrals

Subject to the requirements for compliance with, or exemption under, Code Section 409A, if applicable, the Committee shall not permit a Holder to defer such Holder’s receipt of the payment of cash or the delivery of Shares under the terms of his Incentive Agreement that would otherwise be due and payable by virtue of the lapse or waiver of restrictions with respect to Restricted Stock or another form of Award, or the satisfaction of any requirements or goals with respect to any Awards.

7.7                               Amendment and Termination

The Board shall have the power and authority to terminate or amend the Plan at any time in its discretion; provided, however, the Board shall not, without the approval of the stockholders of the Company within the time period required by applicable law:

(a)                                  except as provided in Section 6.6, increase the maximum number of Shares that may be issued under the Plan pursuant to Section 1.4;

(b)                                 amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan;

(c)                                  extend the term of the Plan; or,

(d)                                 if the Company is a Publicly Held Corporation (i) increase the maximum limits on Awards to Covered Employees as set for compliance with the Performance-Based Exception or (ii)

decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 to the extent Section 16 of the 1934 Act is applicable to the Company.

No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Award previously granted to a Holder under the Plan, without the written consent of such Holder or other designated holder of such Award.

In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Company’s Common Stock is then listed or quoted, if applicable, or (b) the Code (or regulations promulgated thereunder), require stockholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without approval of the Company’s stockholders.

7.8                               Requirements of Law

(a)                                  Governmental Entities and Securities Exchanges.  The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.  Certificates evidencing Shares delivered under the Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law or regulation. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

The Company shall not be required to sell or issue any Shares under any Award if the sale or issuance of such Shares would constitute a violation by the Holder or any other individual exercising the Award, or the Company, of any provision of any law or regulation of any governmental authority, including without limitation, any federal or state securities law or regulation.  If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be issued or sold to the Holder or any other individual pursuant to an Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award.  The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Award or the issuance of Shares pursuant to the Plan to comply with any law or regulation of any governmental authority.  As to any jurisdiction that expressly imposes the requirement that an Award shall not be exercisable until the Shares covered thereby are registered or are exempt from registration, the exercise of such Award (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

(b)                                  Securities Act Rule 701.  If no class of the Company’s securities is registered under Section 12 of the 1934 Act, then unless otherwise determined by the Committee, grants of Awards to “Rule 701 Holders” (as defined below) and issuances of the underlying shares of Common Stock, if any, on the exercise or conversion of such Awards are intended to comply with all applicable conditions of Securities Act Rule 701 (“Rule 701”), including, without limitation, the restrictions as to the amount of securities that may be offered and sold in reliance on Rule 701, so as to qualify for an exemption from the registration requirements of the Securities Act. Any ambiguities or inconsistencies in the construction of an Award or the Plan shall be interpreted to give effect to such intention.  In accordance with Rule 701, each Holder shall receive a copy of the Plan on or before the date an Award is granted to him, as well as the additional disclosure required by Rule 701 (e) if the aggregate sales price or amount of securities sold during any consecutive 12-month period exceeds $5,000,000 as determined under Rule 701(e).  If Rule 701 (or any successor provision) is amended to eliminate or otherwise modify any of the requirements specified in Rule 701, then the provisions of this Section 7.8(b) shall be interpreted and construed in accordance with Rule 701 as so amended.  For purposes of this Section 7.8(b), as determined in accordance with Rule 701, “Rule

701 Holders” shall mean any Holder other than a director of the Company, the Company’s chairman, CEO, president, chief financial officer, controller and any vice president of the Company, and any other key employee of the Company who generally has access to financial and other business related information and possesses sufficient sophistication to understand and evaluate such information.

7.9                               Rule 16b-3 Securities Law Compliance for Insiders

If the Company is a Publicly Held Corporation, transactions under the Plan with respect to Insiders are intended to comply with all applicable conditions of Rule 16b-3 to the extent Section 16 of the 1934 Act is applicable to the Company.  Any ambiguities or inconsistencies in the construction of an Award or the Plan shall be interpreted to give effect to such intention, and to the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion.

7.10                        Compliance with Code Section 162(m) for Publicly Held Corporation

If the Company is a Publicly Held Corporation, unless otherwise determined by the Committee with respect to any particular Award, it is intended that the Plan shall comply fully with the applicable requirements so that any Awards subject to Section 162(m) that are granted to Covered Employees shall qualify for the Performance-Based Exception.  If any provision of the Plan or an Incentive Agreement would disqualify the Plan or would not otherwise permit the Plan or Award to comply with the Performance-Based Exception as so intended, such provision shall be construed or deemed to be amended to conform to the requirements of the Performance-Based Exception to the extent permitted by applicable law and deemed advisable by the Committee; provided, however, no such construction or amendment shall have an adverse effect on the prior grant of an Award or the economic value to a Holder of any outstanding Award.

7.11                        Compliance with Code Section 409A

It is intended that Awards granted under the Plan shall be exempt from, or if not so exempt, in compliance with, the applicable requirements to preclude taxation under Code Section 409A, unless otherwise determined by the Committee at the time of grant.  In that respect, the Company, by action of its Board, reserves the right to amend the Plan, and the Board and the Committee each reserve the right to amend any outstanding Incentive Agreement, to the extent deemed necessary or appropriate, in its discretion, either to exempt such Award from taxation under Section 409A or to comply with the requirements of Section 409A to preclude taxation thereunder.  Further, Holders who are “Specified Employees” (as defined under Section 409A), shall be required to delay payment under an Award for six (6) months after separation from service (as defined under Section 409A), but only to the extent such Award is subject to taxation under Section 409A and such delay is required to avoid taxation under Section 409A.

7.12                        Notices

(a)                                  Notice From Insiders to Secretary of Change in Beneficial Ownership.  To the extent Section 16 of the 1934 Act is applicable to the Company, within two business days after the date of a change in beneficial ownership of the Common Stock issued or delivered pursuant to this Plan, an Insider should report to the Secretary of the Company any such change to the beneficial ownership of Common Stock that is required to be reported with respect to such Insider under Rule 16(a)-3 promulgated pursuant to the 1934 Act.  Whenever reasonably feasible, Insiders will provide the Committee with advance notification of such change in beneficial ownership.

(b)                                  Notice to Insiders and Securities and Exchange Commission.  To the extent applicable, the Company shall provide notice to any Insider, as well as to the Securities and Exchange Commission, of any “blackout period,” as defined in Section 306(a)(4) of the Sarbanes-Oxley Act of 2002, in any case in which Insider is subject to the requirements of Section 304 of said Act in connection with such “blackout period.”

7.13                        Pre-Clearance Agreement with Brokers

Notwithstanding anything in the Plan to the contrary, no Shares issued pursuant to the Plan will be delivered to a broker or dealer that receives such Shares for the account of an Insider unless and until the broker or dealer enters into a written agreement with the Company whereby such broker or dealer agrees to report immediately to the Secretary of the Company (or other designated person) a change in the beneficial ownership of such Shares.

7.14                        Successors to Company

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

7.15                        Miscellaneous Provisions

(a)                                  No Employee, Consultant, Outside Director, or other person shall have any claim or right to be granted an Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee, Consultant, or Outside Director any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.

(b)                                 The expenses of the Plan shall be borne by the Company.

(c)                                  By accepting any Award, each Holder and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.

(d)                                 The proceeds received from the sale of Common Stock pursuant to the Plan shall be used for general corporate purposes of the Company.

7.16                        Severability

In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.

7.17                        Gender, Tense and Headings

Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.

7.18                        Governing Law

The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Delaware without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.

[Signature page follows.]

IN WITNESS WHEREOF, the Company has caused this Plan to be duly executed in its name and on its behalf by its duly authorized officer, on this 23rd day of March, 2010, to be effective as of the Effective Date.

GEOKINETICS INC.

By:	/s/ Richard F. Miles
President and Chief Executive Officer

68547 FOLD AND DETACH HERE YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date. OR If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. INTERNET http://www.proxyvoting.com/gok Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. GEOKINETICS INC. Mark Here for Address Change or Comments SEE REVERSE Please mark your votes as indicated in this example X THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 3. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 1. ELECTION OF DIRECTORS Signature Signature Date NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. 2. APPROVAL OF ADOPTION OF GEOKINETICS 2010 STOCK AWARDS PLAN 3. RATIFICATION OF APPOINTMENT OF UHY LLP as independent public accountants of the Company 4. In their discretion, the proxies are authorized to vote upon any other matter that properly may come before the meeting or any adjournment thereof. 1.1 William R. Ziegler 1.2 Richard F. Miles 1.3 Christopher M. Harte 1.4 Steven A. Webster 1.5 Gary M. Pittman 1.6 Robert L. Cabes, Jr. 1.7 Christopher D. Strong 1.8 Gottfred Langseth 1.9 Anthony Tripodo

68547 You can now access your Geokinetics Inc. account online. Access your Geokinetics Inc. account online via Investor ServiceDirect® (ISD). BNY Mellon Shareowner Services, the transfer agent for Geokinetics Inc., now makes it easy and convenient to get current information on your shareholder account. • View account status • View payment history for dividends • View certificate history • Make address changes • View book-entry information • Obtain a duplicate 1099 tax form Visit us on the web at http://www.bnymellon.com/shareowner/isd For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time Investor ServiceDirect ® Available 24 hours per day, 7 days per week TOLL FREE NUMBER: 1-800-370-1163 Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders. The Proxy Statement and the 2009 Annual Report to Stockholders are available at: http://bnymellon.mobular.net/bnymellon/gok GEOKINETICS INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Richard F. Miles, Scott A. McCurdy and William L. Moll, Jr. as proxies, each with full power of substitution, and authorizes them to vote as designated on the reverse side, all the shares of common stock and Series B Preferred Stock of Geokinetics Inc. (the “Company”) held on record by the undersigned on Tuesday, March 2, 2010 (the “Record Date”) and in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held at the Hilton Westchase, 9999Westheimer Rd., Houston, TX 77042 at 4:00 p.m. on Tuesday, April 27, 2010, or any adjournment thereof, with all powers which the undersigned would possess if present at the meeting. Address Change/Comments (Mark the corresponding box on the reverse side) BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment. FOLD AND DETACH HERE (Continued and to be marked, dated and signed, on the other side)